NOTICE & PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐    Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

NORTHERN TRUST CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

OF NORTHERN TRUST CORPORATION

Date:	Tuesday, April 19, 2011

Time:	10:30 a.m., Chicago Time

Place:	Northern Trust Corporation 50 South LaSalle Street (Northwest corner of LaSalle Street and Monroe Street) Chicago, Illinois 60603

Purposes:	The purposes of the annual meeting are to:

— Elect 13 directors to serve on the board of directors until the 2012 annual meeting of stockholders and until their successors shall have been elected and qualified;

— Hold an advisory vote on executive compensation;

— Hold an advisory vote on whether the Corporation should hold an advisory vote on executive compensation every one, two, or three years;

— Ratify the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the 2011 fiscal year; and

— Transact any other business that may properly come before the annual meeting.

Record Date:	You may vote if you are a stockholder of record on February 28, 2011.

Voting:

IMPORTANT—PLEASE VOTE PROMPTLY

It is important that your shares be represented at the annual meeting. We urge you to vote your shares by completing and returning the enclosed proxy card in the postage-paid envelope provided. You also may vote your shares by telephone or through the Internet as described on the enclosed proxy card, or by attending the annual meeting and voting in person.

March 14, 2011

ROSE A. ELLIS

Corporate Secretary

i

ii

NORTHERN TRUST CORPORATION

50 South LaSalle Street

Chicago, Illinois 60603

March 14, 2011

PROXY STATEMENT

INTRODUCTION

Our 2011 annual meeting of stockholders will be held on Tuesday, April 19, 2011 at 10:30 a.m., Chicago time, at the office of Northern Trust Corporation (the “Corporation”) located at 50 South LaSalle Street (Northwest corner of LaSalle Street and Monroe Street) in Chicago, Illinois. We invite you to attend the annual meeting and vote your shares directly.

You do not need to attend the annual meeting to vote your shares. Instead, you may vote your shares by telephone or through the Internet or you may complete, sign, date, and return the enclosed proxy card in the postage-paid envelope provided. Instructions for voting by telephone or through the Internet can be found on the enclosed proxy card.

The Corporation’s board of directors is soliciting your proxy to encourage your participation in the voting at the annual meeting. This proxy statement provides you with information about each proposal and other matters that you may find useful in voting your shares.

On March 14, 2011, we began mailing this proxy statement and the enclosed proxy card to all stockholders entitled to vote at the annual meeting. We have enclosed with this proxy statement our 2010 annual report to stockholders, which contains detailed information about the Corporation’s activities and financial performance in 2010.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON APRIL 19, 2011

This proxy statement and the 2010 annual report to stockholders are available at https://materials.proxyvote.com/665859.

VOTING

Who May Vote

Record holders of the Corporation’s common stock at the close of business on February 28, 2011 may vote at the annual meeting. On that date, the Corporation had 242,114,991 shares of common stock outstanding. The shares of common stock held in the Corporation’s treasury will not be voted.

You are entitled to one vote for each share of common stock that you owned of record at the close of business on February 28, 2011. The enclosed proxy card indicates the number of shares you are entitled to vote at the annual meeting.

Voting Your Proxy

Whether or not you plan to attend the annual meeting, we urge you to vote your shares promptly.

If you are a “stockholder of record” (that is, you hold your shares of the Corporation’s common stock in your own name), you may vote your shares by proxy using any of the following methods:

—	Calling the toll-free telephone number listed on the proxy card;

—	Using the Internet site listed on the proxy card; or

—	Completing, signing, dating, and returning the proxy card in the postage-paid envelope provided.

The telephone and Internet voting procedures set forth on the proxy card are designed to authenticate stockholders’ identities, to allow stockholders to provide their voting instructions, and to confirm that their instructions have been properly recorded. If you vote by telephone or through the Internet, you should not return your proxy card.

If you are a “beneficial owner,” also known as a “street name” holder (that is, you hold your shares of the Corporation’s common stock through a broker, bank, or other nominee), you will receive from the record holder voting instructions (including instructions, if any, on how to vote by telephone or through the Internet) that you must follow in order to have your shares voted at the annual meeting. Please note that the rules that guide how brokers vote your stock have changed. Brokers may no longer vote your shares on the election of directors or certain executive compensation matters without your specific instructions. Please return your proxy card so your vote can be counted.

If you own shares of common stock as a participant in The Northern Trust Company Thrift-Incentive Plan (“TIP”), or shares in any other employee benefit plan of the Corporation, you will receive a voting instruction card that covers the shares credited to each of your plan accounts.

Whether you vote by mail, telephone or Internet, your shares will be voted in accordance with your instructions. If you sign, date, and return your proxy card without indicating how you want to vote your shares, the proxy holders will vote your shares in accordance with the following recommendations of the board of directors:

Item 1	—	FOR the election of each nominee for director;

Item 2	—	FOR the approval, by an advisory vote, of the 2010 compensation of the Corporation’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (“SEC”);

Item 3	—	FOR the selection, by an advisory vote, of holding an advisory vote on executive compensation every year; and

Item 4	—	FOR the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

The proxy holders are authorized to vote as they shall determine in their sole discretion on any other business that may properly come before the annual meeting.

Revoking Your Proxy

You may revoke your proxy at any time before it is voted at the annual meeting by:

—	Sending a written notice of revocation to the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement;

—	Submitting another signed proxy card with a later date;

—	Voting by telephone or through the Internet at a later date; or

—	Attending the annual meeting and voting in person.

Voting in Person

You may come to the annual meeting and vote your shares in person by obtaining and submitting a ballot that will be provided at the meeting. However, if your shares are held by a broker, bank, or other nominee in street name, to be able to vote at the meeting you must obtain a proxy, executed in your favor, from the record holder of your shares, indicating that you were the beneficial owner of the shares on February 28, 2011, the record date for voting. If you need directions to the annual meeting, please call 312-444-7030.

Householding Information

We are delivering only one annual report and proxy statement to record stockholders who share the same address unless they have notified us that they wish to continue receiving multiple copies. This practice, known as “householding,” reduces duplicate mailings, saves printing and postage costs as well as natural resources and will not affect dividend check mailings. If you wish to receive a separate copy of the annual report or proxy statement, or if you wish to receive separate copies of future annual reports or proxy statements, please call 312-444-7030 or mail a request to the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement. We will deliver the requested documents promptly upon your request.

If you and other stockholders of record with whom you share an address currently receive multiple copies of annual reports or proxy statements, or if you hold stock in the Corporation in more than one account and, in either case, you wish to receive only a single copy of the annual report or proxy statement, please contact the Corporation’s transfer agent (Wells Fargo Bank, N.A., Attn: Householding, P.O. Box 64854, St. Paul, MN 55164-0854; Telephone: 877-602-7615) with the names in which all accounts are registered and the name of the account for which you wish to receive mailings.

Quorum and Vote Required for Approval

A quorum of stockholders is necessary to hold a valid meeting. A quorum will exist if a majority of the outstanding shares is present in person or by proxy at the annual meeting. Abstentions and broker non-votes, if any, will be counted as present for purposes of establishing a quorum. A “broker non-vote” will occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner. Please note that the rules that guide how brokers vote your stock have changed. Brokers may no longer vote your shares on the election of directors or certain executive compensation matters without your specific instructions. Please return your proxy card or vote by telephone or through the Internet so your vote can be counted. Inspectors of election appointed for the annual meeting will tabulate all votes cast in person or by proxy at the annual meeting. In the event a quorum is not present at the annual meeting, we expect that the annual meeting will be adjourned or postponed to solicit additional proxies.

The following table indicates the vote required for approval of each item to be presented to the stockholders at the annual meeting and the effect of “withhold” votes, abstentions, and broker non-votes.

Item	Required Vote	Effect of “Withhold” Votes, Abstentions, Broker Non-Votes
Item 1—Election of Directors	Affirmative vote of a majority of the shares of common stock present and voting.	— “Withhold” votes will have the effect of a vote AGAINST the election of directors. — Broker non-votes will have no effect on the voting for the election of directors.
Item 2—Advisory Vote on Executive Compensation	Affirmative vote of a majority of the shares of common stock present and voting.	— Abstentions will have the effect of a vote AGAINST this proposal. — Broker non-votes will have no effect on the voting for this item.
Item 3—Advisory Vote on Frequency of Advisory Vote on Executive Compensation	Affirmative vote of a plurality of the shares of common stock present and voting.	— Abstentions will have no effect on the voting for this item. — Broker non-votes will have no effect on the voting for this item.
Item 4—Ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for fiscal year 2011	Affirmative vote of a majority of the shares of common stock present and voting.	— Abstentions will have the effect of a vote AGAINST ratification. — Broker non-votes will have no effect on the voting for this item.

Solicitation of Proxies

The Corporation will pay all costs of soliciting proxies. The Corporation has retained Georgeson Inc. to assist with the solicitation of proxies for a fee not to exceed $13,500, plus reimbursement of reasonable out-of-pocket expenses. In addition, we may also use our officers and employees, at no additional compensation, to solicit proxies either personally or by telephone, Internet, letter, or facsimile.

ADMITTANCE TO THE ANNUAL MEETING

Stockholders as of the record date, or their duly appointed proxies, may attend our annual meeting on April 19, 2011, and each may be accompanied by one guest. Registration will begin at 9:30 a.m., and seating will begin at 10:00 a.m. If you attend, please note that you will need an admission ticket or proof of ownership of the Corporation’s common stock to enter the meeting. If you arrive at the meeting without an admission ticket, we will admit you only if we are able to verify that you are a stockholder of the Corporation. Also, you may be asked to present valid picture identification, such as a driver’s license or passport. For safety and security reasons, cameras and recording devices will not be permitted in the meeting.

For stockholders of record, an admission ticket is enclosed. Please bring the admission ticket with you to the meeting.

If your shares of common stock are held by a broker, bank, or other nominee in street name, your admission ticket is the left side of your voting instruction form. If you do not bring the left side of your voting instruction card, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker is an example of proof of ownership.

ITEM 1—ELECTION OF DIRECTORS

Stockholders will be asked to elect 13 directors at this year’s annual meeting. Set forth below is detailed information with respect to the 13 nominees, 12 of whom are currently serving as directors of the Corporation and its principal subsidiary, The Northern Trust Company (the “Bank”). William D. Smithburg, a director of the Corporation since 1981, will not stand for re-election as a director at the annual meeting. Martin P. Slark, a new director nominee, will stand for election to the vacated seat. Mr. Slark was recommended for consideration as a candidate for director by the Corporation’s Chairman and CEO.

Each of the 13 director nominees has consented to serve as a director if elected at this year’s annual meeting. Each nominee elected as a director will serve until the next annual meeting and until his or her successor has been elected and qualified. If any nominee is unable to serve as a director at the time of the annual meeting, your proxy may be voted for the election of another nominee proposed by the board or the board may reduce the number of directors to be elected at the annual meeting.

The enclosed proxy card provides instructions on how to vote for all nominees or to withhold authority to vote for all or one or more nominees. Under the majority voting policy as set forth in the Corporation’s by-laws, a nominee for director in an uncontested election (such as this year’s election where the only nominees are those recommended by the board of directors) must receive the affirmative vote of a majority of the votes present and voting at a meeting of stockholders. In contested elections, the affirmative vote of a plurality of the votes present and voting will be required to elect a director. The Corporate Governance Guidelines require an incumbent director who fails to receive the affirmative vote of a majority of the votes present and voting in an uncontested election at a meeting of stockholders to submit his or her resignation, with such resignation to be considered by the members of the Corporate Governance Committee and the board other than such incumbent director. In such event, the board of directors will act to accept or reject the incumbent director’s resignation no later than 90 days following the date of the stockholders’ meeting.

The board of directors unanimously recommends that you vote FOR the election of each nominee.

INFORMATION ABOUT THE NOMINEES FOR DIRECTOR

The following information about the nominees for election to the board of directors of the Corporation at the 2011 annual meeting of stockholders is as of December 31, 2010, unless otherwise indicated.

LINDA WALKER BYNOE, Director since 2006, Age 58

President and Chief Executive Officer, Telemat Ltd. since January 1995 (Project management and consulting firm).

Ms. Bynoe is a director of Anixter International Inc., Prudential Retail Mutual Funds, and Simon Property Group, Inc. and a trustee of Equity Residential. Ms. Bynoe is a former director of Dynegy Inc.

The board of directors concluded that Ms. Bynoe should serve as a director based on her diverse consulting and investment experience, her expertise in accounting, corporate governance and strategy development, and her experience as a director of financial services and other complex global corporations.

NICHOLAS D. CHABRAJA, Director since 2007, Age 68

Retired Chairman and Chief Executive Officer, General Dynamics Corporation (Worldwide defense, aerospace, and other technology products manufacturer). Mr. Chabraja served as Chief Executive Officer of General Dynamics Corporation from June 1997 through July 2009 and as Chairman from June 1997 to May 2010.

Mr. Chabraja is a director of General Dynamics Corporation and the non-executive chairman of Tower International, Inc. Mr. Chabraja is a former director of Ceridian Corporation.

The board of directors concluded that Mr. Chabraja should serve as a director based on his experience leading a complex global corporation and risk oversight experience as Chairman and Chief Executive Officer of General Dynamics Corporation.

SUSAN CROWN, Director since 1997, Age 52

Vice President, Henry Crown and Company since 1984 (Worldwide company with diversified manufacturing operations, real estate, and securities).

Ms. Crown is a director of Illinois Tool Works Inc. and the Vice Chair of the Board of Trustees of Rush University Medical Center in Chicago. Ms. Crown is a former trustee of Yale University.

The board of directors concluded that Ms. Crown should serve as a director based on her experience at Henry Crown and Company, a firm managing a broad range of investments and manufacturing operations, as well as her leadership and risk oversight experience as a director of Illinois Tool Works Inc. and other organizations.

DIPAK C. JAIN, Director since 2004, Age 53

Dean Designate of INSEAD (Educational institution). Dean Emeritus of Kellogg School of Management, Northwestern University, since September 2009, Sandy and Morton Goldman Professor in Entrepreneurial Studies and Professor of Marketing since September 2009 and 1994 to July 2001, Dean from July 2001 through August 2009, Associate Dean for Academic Affairs from July 1996 to June 2001 (Educational institution).

Mr. Jain is a Visiting Professor of Marketing at Sasin Graduate Institute of Business Administration at Chulalongkorn University, Bangkok, Thailand; Nijenrode University, The Netherlands; Otto Bescheim Graduate School of Management, Koblenz, Germany; Indian School of Business, Hyderabad, India; Hong Kong University of Science and Technology, China; and Recanati Graduate School of Business Administration at Tel Aviv University, Israel (All educational institutions).

Mr. Jain is a director of Deere & Company, Reliance Industries Limited, India, and Global Logistics Properties, Singapore. Mr. Jain is a former director of Hartmarx Corporation, Peoples Energy Corporation, and UAL Corp.

The board of directors concluded that Mr. Jain should serve as a director based on his academic experience, his business administration positions both in the United States and abroad, his global consulting experience, including his experience and research in marketing and competitive market analysis, and his experience as a director of other complex global corporations.

ROBERT W. LANE, Director since November 2009, Age 61

Retired Chairman and Chief Executive Officer, Deere & Company (Worldwide provider of agricultural, construction, and forestry equipment and financial services). Mr. Lane served as Chairman of Deere & Company from August 2000 to February 2010 and as Chief Executive Officer from May 2000 through July 2009.

Mr. Lane is a director of Bayerische Motoren Werke (BMW) A.G., General Electric Company, and Verizon Communications Inc.

The board of directors concluded that Mr. Lane should serve as a director based on his experience leading a complex global corporation and risk oversight experience as Chairman and Chief Executive Officer of Deere & Company and as a director of other complex global corporations, including his global management experience in market segments where the Corporation has international locations.

ROBERT C. McCORMACK, Director since 2000, Age 71

Advisory Director, Trident Capital since 2004 and Managing Director from 1993 to 2004 (Venture capital firm); Co-Founder and Co-Chairman, Trident Capital, Inc. since 1993.

Mr. McCormack is a director of Illinois Tool Works Inc. and MeadWestvaco Corporation. Mr. McCormack is a former director of DeVry, Inc.

The board of directors concluded that Mr. McCormack should serve as a director based on his prior experience in the finance industry, including as co-founder of Trident Capital, Inc., a venture capital firm, as an investment banker at Morgan Stanley and Co. Inc. and as Comptroller for the United States Navy, as well as his experience as a director of other complex global corporations. The board also considered that Mr. McCormack’s beneficial ownership of a significant amount of the Corporation’s common stock further aligns his interests with the interests of the Corporation’s stockholders.

EDWARD J. MOONEY, Director since 1996, Age 69

Retired Délégué General-North America since March 2001, Suez Lyonnaise des Eaux (Worldwide provider of energy, water, waste and communications services); Retired Chairman and Chief Executive Officer, Nalco Chemical Company since March 2000 (Manufacturer of specialized service chemicals acquired by Suez Lyonnaise des Eaux in November 1999).

Mr. Mooney is a director of Cabot Microelectronics Corporation, Commonwealth Edison Company (a subsidiary of Exelon Corporation), FMC Corporation, FMC Technologies, Inc., and PolyOne Corporation.

The board of directors concluded that Mr. Mooney should serve as a director based on his global management and risk oversight experience as Chairman and Chief Executive Officer of Nalco Chemical Company and his experience as a director of other complex global corporations.

JOHN W. ROWE, Director since 2002, Lead Director since April 2010, Age 65

Chairman and Chief Executive Officer, Exelon Corporation since April 2002, and President at various times since 2000 (Energy company formed through the merger of Unicom Corporation and PECO Energy Company in October 2000).

Mr. Rowe is a director of Exelon Corporation and Sunoco Corporation. Mr. Rowe also is a director of PECO Energy Company and Commonwealth Edison Company, subsidiaries of Exelon Corporation.

The board of directors concluded that Mr. Rowe should serve as a director based on his global management, regulatory, and risk oversight experience as Chief Executive Officer at Exelon Corporation and prior to that, at New England Electric System and Central Maine Power Company, and his experience as a director of financial services and other complex global corporations.

MARTIN P. SLARK, Age 56

Vice Chairman and Chief Executive Officer, Molex Incorporated since 2005 and President and Chief Operating Officer from 2001 to 2005 (A manufacturer of electronic, electrical, and fiber optic interconnection products and systems).

Mr. Slark is a director of Molex Incorporated, Hub Group, Inc., and Liberty Mutual Insurance Company (not a public company).

The board of directors concluded that Mr. Slark should serve as a director based on his experience leading a complex global corporation and risk oversight experience as Vice Chairman and Chief Executive Officer of Molex Incorporated and as a director of other complex global corporations, including his global management experience in market segments where the Corporation has international locations.

DAVID H. B. SMITH, JR., Director since April 2010, Age 44

Executive Vice President, Policy & Legal Affairs and General Counsel, Mutual Fund Directors Forum since November 2005 (nonprofit membership organization for investment company directors). Previously, Mr. Smith held several positions at the U.S. Securities and Exchange Commission from 1996 to 2005, including Associate Director in the Division of Investment Management.

Mr. Smith is a director of Illinois Tool Works Inc. and a trustee of Carleton College.

The board of directors concluded that Mr. Smith should serve as a director based on his regulatory and leadership experience in the finance industry gained from his roles at the SEC and the Mutual Fund Directors Forum. The board also considered that Mr. Smith’s interest as a beneficiary of a trust that holds a significant amount of the Corporation’s common stock further aligns his interests with the interests of the Corporation’s stockholders.

ENRIQUE J. SOSA, Director since 2007, Age 70

Retired President, BP Amoco Chemicals since April 1999 (Worldwide chemical division of BP p.l.c.).

Mr. Sosa is a director of FMC Corporation and MEDNAX, Inc. (formerly Pediatrix Medical Group, Inc.).

The board of directors concluded that Mr. Sosa should serve as a director based on his global management and risk oversight experience as President of BP Amoco and as a director of other complex global corporations.

CHARLES A. TRIBBETT III, Director since 2005, Age 55

Managing Director, Russell Reynolds Associates since December 1989, Chairman of the firm’s Leadership Assessment and Promotions Board since 2006, and Co-Leader of the firm’s CEO/Succession Planning and Board Services Practice since December 1995 (Major executive recruiting firm that advises and consults with Fortune 500 corporations on matters relating to succession planning, compensation, corporate governance, and recruiting).

The board of directors concluded that Mr. Tribbett should serve as a director based on his global leadership consulting experience evaluating and identifying senior management professionals and his leadership experience as a Managing Director of Russell Reynolds Associates.

FREDERICK H. WADDELL, Director since 2006, Age 57

Chairman of the Board since November 2009, Chief Executive Officer since January 2008, and President since February 2006 of the Corporation and the Bank, Chief Operating Officer of the Corporation and the Bank from February 2006 to January 2008, and Executive Vice President of the Bank from September 1997 to February 2006 and of the Corporation from March 2003 to February 2006.

Mr. Waddell is a Class A Director of the Federal Reserve Bank of Chicago.

Since joining Northern Trust in 1975, Mr. Waddell has held leadership positions in a variety of the Corporation’s business units. The board concluded that Mr. Waddell should serve as a director based on his experience with the Corporation’s businesses.

BOARD AND BOARD COMMITTEE INFORMATION

Audit Committee

Current Members: Directors Mooney (Chair), Bynoe, Chabraja, Lane, McCormack, and Smith Number of Meetings in 2010: Six

Oversight Activities:

—	Appoints and evaluates the performance and independence of the Corporation’s independent registered public accounting firm
—	Meets with internal audit representatives; receives and discusses the internal audit program and the results of examinations
—

Meets with the Corporation’s independent registered public accounting firm; reviews and discusses their reports issued with respect to the Corporation’s annual consolidated financial statements and the internal financial control structure and procedures for financial reporting

The board of directors has determined that, in its opinion, all current members of the Corporation’s Audit Committee are “independent” directors, as defined by The NASDAQ Stock Market (“NASDAQ”), and “audit committee financial experts,” as defined by the applicable SEC regulations.

The board of directors of the Corporation has adopted a formal charter, most recently revised in October 2009, that governs the duties and responsibilities of the Audit Committee. The Audit Committee charter is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

Business Risk Committee

Current Members: Directors Bynoe (Chair), Mooney, Smith, Sosa, and Tribbett

Number of Meetings in 2010: Five

Oversight Activities:

—

Reviews the risks inherent in the businesses of the Corporation and its subsidiaries in the following categories: credit risk, market and liquidity risk, fiduciary risk, operational risk, and the regulatory component of compliance risk

—	Reviews the process by which risk-based capital requirements are determined, including the internal capital adequacy assessment process for the Corporation and its subsidiaries

The board of directors has determined that, in its opinion, all current members of the Corporation’s Business Risk Committee are “independent” directors as defined by NASDAQ. The board of directors of the Corporation has adopted a formal charter, most recently revised in January 2010, that governs the duties and responsibilities of the Business Risk Committee. The Business Risk Committee charter is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

Business Strategy Committee

Current Members: Directors Jain (Chair), Lane, Rowe, and Tribbett

Number of Meetings in 2010: Four

Oversight Activities:

—	Reviews the strategic direction of the Corporation
—	Reviews the strategic initiatives of the business units of the Corporation and its subsidiaries
—	Reviews the management of strategic risk for the Corporation and its subsidiaries
—

Ensures the integration of corporate social responsibility principles related to environmental and social practices into the strategic direction and strategic initiatives of the Corporation and its business units and the governance of those practices

The board of directors has determined that, in its opinion, all current members of the Corporation’s Business Strategy Committee are “independent” directors as defined by NASDAQ.

The board of directors of the Corporation has adopted a formal charter, most recently revised in October 2010, that governs the duties and responsibilities of the Business Strategy Committee. The Business Strategy Committee charter is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

Compensation and Benefits Committee

Current Members: Directors Smithburg (Chair), Chabraja, Crown, Jain, McCormack, and Sosa

Number of Meetings in 2010: Five

Oversight Activities:

—	Oversees the development and operation of the Corporation’s incentive compensation policies, systems, and related control processes
—

Reviews and approves the overall goals and purposes of the Corporation’s incentive programs so that they achieve an appropriate balance and are consistent with safety and soundness principles (including appropriate risk considerations)

—

Meets with internal human resources representatives and outside consultants and reviews compensation policy, executive compensation levels, and emerging market trends and developments regarding incentive compensation practices

—	Recommends stock and cash benefit and incentive plans, programs, and payments
—	Administers certain stock and cash benefit and incentive plans and programs
—	Oversees management development and succession planning
—

Conducts reviews, with input of risk management personnel, of management’s assessment of the effectiveness of the Corporation’s incentive compensation arrangements and practices to assess the extent to which such arrangements and practices discourage inappropriate risk-taking behavior by participants and are consistent with the Corporation’s safety and soundness

—	Considers, approves, and oversees deferrals of incentive compensation to comply with applicable law and to balance risk-taking created by incentive programs, if any

The board of directors has determined that, in its opinion, all current members of the Corporation’s Compensation and Benefits Committee are “independent” directors as defined by NASDAQ.

The board of directors of the Corporation has adopted a formal charter, most recently revised in January 2011, that governs the duties and responsibilities of the Compensation and Benefits Committee. The Compensation and Benefits Committee charter is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

For information about the role of the Committee and management in the consideration and determination of executive and director compensation, please refer to the section entitled “Compensation Discussion and Analysis—Other Issues Relevant to Executive Compensation—Roles of the Committee, Management and Consultants” presented elsewhere in this proxy statement.

The Committee retained Aon Hewitt (formerly Hewitt Associates, LLC) (“Aon Hewitt”), a nationally recognized compensation and benefits consulting firm, to provide compensation and benefits advice, including information regarding competitive market data, relevant legal and regulatory requirements, and corporate best practices in the compensation and benefits area. Representatives of Aon Hewitt attended all meetings of the Committee at which 2010 executive compensation decisions were made.

Corporate Governance Committee

Current Members: Directors Rowe (Chair), Crown, Mooney, and Smithburg

Number of Meetings in 2010: Four

Oversight Activities:

—	Evaluates and recommends candidates for nomination to the board of directors
—	Recommends structure and membership of board committees
—	Considers candidates for the board recommended by stockholders

The board of directors has determined that, in its opinion, all current members of the Corporation’s Corporate Governance Committee are “independent” directors as defined by NASDAQ.

The board of directors of the Corporation has adopted a formal charter, most recently revised in February 2010, that governs the duties and responsibilities of the Corporate Governance Committee. The Corporate Governance Committee charter is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

Executive Committee

Current Members: Directors Waddell (Chair), Bynoe, Jain, Mooney, Rowe, and Smithburg

Number of Meetings in 2010: None

Oversight Activities:

—	Empowered to act for the board of directors, to the full extent permitted by law, between meetings of the board of directors

The board of directors has determined that, in its opinion, all current members of the Corporation’s Executive Committee, other than Mr. Waddell, are “independent” directors as defined by NASDAQ.

The board of directors of the Corporation adopted a formal charter in November 2006 that governs the duties and responsibilities of the Executive Committee. The Executive Committee charter is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

Meetings

The Corporation’s board of directors held six meetings during 2010. All persons who were directors during 2010 attended at least 75% of these meetings and meetings of committees on which they served. The Corporation has a Corporate Governance Guideline that states that all directors are expected to attend the annual meeting of the Corporation’s stockholders. All of the directors attended the 2010 annual meeting of stockholders.

CORPORATE GOVERNANCE

Director Independence

The board of directors has determined that, in its opinion, each person who served as a director of the Corporation in 2010 (including Arthur L. Kelly and Harold B. Smith, who retired from the board of directors on April 20, 2010) and each director nominee for 2011 (other than Frederick H. Waddell, the Chairman, President, and Chief Executive Officer of the Corporation and the Bank) is an “independent” director as defined under applicable NASDAQ rules. The board of directors has adopted categorical standards to assist it in making the annual determinations of independence. These categorical standards are attached as Exhibit A to this proxy statement, and a copy of the categorical standards is available on the Corporation’s website at www.northerntrust.com. In making its determinations of independence, the board considered the criteria for independence set forth in stock exchange corporate governance rules, the categorical standards of independence described above, and all relevant facts and circumstances to ascertain whether there was any relationship between a director or director nominee and the Corporation that, in the opinion of the board, would interfere with the exercise of independent judgment in carrying out the responsibilities of the director, or any material relationship with the Corporation (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the Corporation). The board also considered any transactions, relationships, or arrangements between the Corporation and each director of the Corporation in 2010 (including Mr. Kelly and Mr. H. B. Smith) or director nominee for 2011 that constitute related party transactions under the RPT Policy described below under “—Related Person Transaction Policy.” For 2010, the board considered the following categories and types of transactions, relationships, and arrangements:

—

The Corporation’s payment for electric utility services provided by a public utility (at rates or charges fixed in conformity with law or governmental authority) owned by a corporation, at which a director serves as an executive officer and director (Rowe); and

—

The Corporation’s payment of underwriting discounts to, and receipt of referral fees from, on non-preferential terms in the ordinary course of business, an entity at which a director’s immediate family member was an employee (Bynoe).

The board of directors also considered the following types of services provided by the Corporation or its subsidiaries in the ordinary course of business (as identified by the name of the applicable current director, or director nominee):

Trust and related services	Chabraja, Kelly, Lane, McCormack, Mooney, Rowe, Slark, H.B. Smith, D.H.B. Smith, Jr., Smithburg
Credit services and other banking services (e.g., deposits, checking, treasury management)	Bynoe, Chabraja, Crown, Jain, Kelly, Lane, McCormack, Mooney, Rowe, H.B. Smith, D.H.B. Smith, Jr., Smithburg, Sosa, Tribbett
Investment management and related services	Bynoe, Chabraja, Crown, Kelly, Lane, McCormack, Mooney, Rowe, H.B. Smith, D.H.B. Smith, Jr., Smithburg, Sosa
Asset servicing, asset management, and related services	Chabraja, Crown, Lane, McCormack, Rowe, Slark, H.B. Smith, D.H.B. Smith, Jr., Smithburg
Qualified retirement plan services	Chabraja, Rowe, H.B. Smith
Brokerage services	Bynoe, Chabraja, Crown, Jain, Lane, McCormack, Rowe, H.B. Smith, D.H.B. Smith, Jr., Smithburg, Tribbett
Securities lending, foreign exchange, and related services	Chabraja, Lane, Rowe, H.B. Smith

Board Leadership Structure

The current leadership structure of the board of directors includes the Chairman and CEO and a Lead Director appointed annually by the Corporation’s independent directors.

The board of directors believes that combining the positions of Chairman and CEO is the most appropriate for the Corporation at this time. Having one person as Chairman and CEO provides unified leadership and direction to the Corporation and strengthens the ability of the CEO to develop and implement strategic initiatives and respond efficiently in crisis situations. The board also believes the combination of the Chairman and CEO positions is appropriate in light of the substantial independent oversight provided by the board of directors.

The board of directors believes that leadership of the independent directors is important. Accordingly, the Corporation’s independent directors designate annually a Lead Director. Mr. Rowe currently serves as the Corporation’s Lead Director.

The Lead Director’s duties are described in the Corporation’s Corporate Governance Guidelines and include, among other things, (a) the authority to call at any time a special meeting of the board or a special executive session of the independent directors and (b) presiding at all regular and any special meetings of the board at which the Chairman is not present, including all regular and any special executive sessions of the independent directors. A copy of the Corporate Governance Guidelines is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

In addition to the Lead Director, the board of directors has a substantial majority of independent directors. Twelve out of thirteen director nominees are “independent” directors as defined under applicable NASDAQ rules. The Audit Committee, Business Risk Committee, Business Strategy Committee, Compensation and Benefits Committee, and Corporate Governance Committee are composed solely of independent directors, and the Executive Committee, with the exception of Mr. Waddell, is composed of independent directors. Consequently, independent directors directly oversee critical matters and appropriately monitor the Chairman and CEO.

Risk Oversight

The board of directors conducts its risk oversight function through the Audit, Business Risk, Business Strategy, and Compensation and Benefits Committees.

The Audit Committee conducts the Corporation’s management of risks relating to financial reporting and legal component of compliance risk. The Business Strategy Committee oversees the Corporation’s management of strategic risk for the Corporation and its subsidiaries.

The Business Risk Committee conducts the Corporation’s management of risks relating to the business of the Corporation and its subsidiaries in the following categories: credit risk, market and liquidity risk, fiduciary risk, operational risk, and the regulatory component of compliance risk. The Business Risk Committee has approved a corporate risk appetite statement articulating the Corporation’s expectation that risk is consciously considered as part of strategic decisions and in day-to-day activities. The Corporation’s business units are expected to manage business activities consistent with the corporate risk appetite statement. The Business Risk Committee also reviews and approves the framework by which risk based capital requirements are determined, including the capital adequacy assessment process for the Corporation and its subsidiaries. The entire board of directors reviews the level and adequacy of capital of the Corporation and its subsidiaries. For a further description of the risk management policies and practices of the Corporation’s management, see the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Risk Management” in the Corporation’s 2010 Annual Report to Stockholders.

The Compensation and Benefits Committee, at least annually, conducts a review, with appropriate input of risk management personnel, of management’s assessment of the effectiveness of the Corporation’s incentive compensation arrangements and practices to assess the extent to which such arrangements and practices discourage inappropriate risk-taking behavior by participants and are consistent with the Corporation’s safety and soundness.

The charters for the Audit, Business Risk, Business Strategy, and Compensation and Benefits Committees provide that the committees may meet with the individuals who supervise day-to-day risk management responsibilities of the Corporation and other members of management, consultants or advisors, as each committee deems appropriate.

The Audit, Business Risk, Business Strategy, and Compensation and Benefits Committees consist solely of independent directors.

Executive Sessions

The independent directors of the Corporation met in executive sessions separate from management six times during 2010. The Lead Director or, in his or her absence, another independent director designated by the Lead Director presides at executive sessions of the independent directors.

Corporate Governance Guidelines

The Corporation has had Corporate Governance Guidelines in place since May 2000. These guidelines were most recently revised in February 2010. The Corporate Governance Committee is responsible for reviewing and reassessing, at least annually, the adequacy of the Corporate Governance Guidelines and recommending any changes to the board of directors for its approval. The Corporate Governance Guidelines embody many of the Corporation’s long-standing practices and incorporate new policies and procedures that strengthen its commitment to corporate governance best practices. A copy of the Corporate Governance Guidelines is available on the Corporation’s website at www.northerntrust.com and available in print to any stockholder who requests it in writing from the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement.

Management Development and Succession Planning

The Compensation and Benefits Committee oversees executive management and succession planning. Pursuant to the Corporate Governance Guidelines and the charter for the Compensation and Benefits Committee, the Compensation and Benefits Committee conducts an annual management development and succession planning review. All of the Corporation’s directors are invited to participate in this review. Following the review, the Compensation and Benefits Committee makes recommendations concerning management development and succession planning.

In connection with setting the compensation of the Corporation’s Chairman and CEO, as more fully described below in “Compensation Discussion and Analysis,” the Compensation and Benefits Committee and the board of directors review the performance of the Chairman and CEO in light of the Chairman and CEO’s responsibilities to the Corporation, including the development of short-term and long-term strategic plans, goals and objectives, the development of an effective senior management team, positioning of the Corporation for current and future success, and effective communications with all of the Corporation’s constituencies. These criteria, among others, would also be considered by the board of directors in evaluating any successor Chairman and CEO candidates. This management review process also includes a review of other senior employees of the Corporation, with a focus on developing internal candidates for advancement within the Corporation.

In the event of the unexpected death, incapacity, or resignation of the Chairman and CEO, the charter for the Corporate Governance Committee provides that the Corporate Governance Committee will discuss and make a recommendation to the board of directors, after consultation with the Chairman of the Compensation and Benefits Committee, for an appropriate successor. The board of directors also has adopted a Business Continuity Plan that, among other things, delineates a process for appointing an interim Chairman and CEO in the event the Chairman and CEO becomes incapacitated.

Director Nominations and Qualifications

The Corporate Governance Committee is responsible for considering, evaluating, and recommending candidates for director. The Committee will consider persons nominated by stockholders in accordance with the nomination procedures specified in the Corporation’s by-laws or otherwise recommended by stockholders. The Corporation’s by-laws provide that stockholders may propose director nominations only if they give timely written notice, directed to the attention of the Corporation’s Corporate Secretary at the address indicated on the first page of this proxy statement, not less than 120 days prior to the anniversary date of the prior year’s annual meeting. The notice must contain the information required by the by-laws. Stockholders may recommend candidates for director by following the procedures for communicating with directors described below under “Communications with the Board and Independent Directors.”

In its evaluation of director candidates, including persons recommended by stockholders, the Committee considers the factors specified in the Corporation’s Corporate Governance Guidelines to ensure the board has a diversity of perspectives and backgrounds, including the nature of the expertise and experience required for the performance of the duties of a director of a corporation engaged in the Corporation’s business and such matters as: relevant business and industry experience, professional background, age, current employment, community service, and other board service. The Committee also considers the racial, ethnic, and gender diversity of the board in assessing candidates. The Committee seeks to identify, as candidates for director, persons with a reputation for and record of integrity and good business judgment who (i) have experience in positions with a high degree of responsibility and are leaders in the organizations with which they are affiliated, (ii) are free from conflicts of interest that could interfere with a director’s duties to the Corporation and its stockholders, and (iii) are willing and able to make the necessary commitment of time and attention required for effective board service. The Committee also takes into account a candidate’s level of financial literacy, and monitors the mix of skills and experience of the directors in order to assess whether the board has the necessary tools to perform its oversight function effectively. A full listing of the characteristics and qualifications of director candidates considered by the Committee is set forth in the Corporate Governance Guidelines on the Corporation’s website at www.northerntrust.com. Following its evaluation process, the Committee recommends its director nominees to the full board of directors, and the board makes the final determination of director nominees based on its consideration of the Committee’s recommendation and report.

Communications with the Board and Independent Directors

Stockholders and other interested persons may communicate any concerns they may have regarding the Corporation, including recommendations of candidates for director, to the board of directors or to any member of the board of directors by writing to them at the following address:

Northern Trust Corporation

Attention: [Board of Directors]/[Board Member]

c/o Corporate Secretary

Northern Trust Corporation

50 South LaSalle Street, M-9

Chicago, Illinois 60603

Communications directed to the independent directors should be sent to the attention of the Lead Director, c/o the Corporate Secretary, at the address indicated above.

Any stockholder or other interested person who has a particular concern regarding accounting, internal accounting controls, or other audit matters that he or she wishes to bring to the attention of the Audit Committee of the board of directors may communicate those concerns to the Audit Committee or its Chairman, using the address indicated above.

A majority of the independent directors of the Corporation has approved procedures with respect to the receipt, review and processing of, and any response to, written communications sent by stockholders and other interested persons to the board of directors. Any written communication regarding accounting, internal accounting controls, or other matters are processed in accordance with procedures adopted by the Audit Committee.

Code of Business Conduct and Ethics

The board of directors of the Corporation has adopted a Code of Business Conduct and Ethics, most recently revised in November 2010, to:

—	Promote honest and ethical conduct, including fair dealing and the ethical handling of actual or apparent conflicts of interest;

—	Promote full, fair, accurate, timely, and understandable public disclosure about the Corporation;

—	Promote compliance with applicable laws and governmental rules, codes, and regulations wherever the Corporation does business;

—	Ensure the protection of the Corporation’s legitimate business interests; and

—	Deter wrongdoing.

The code satisfies applicable SEC and NASDAQ requirements and applies to all directors, officers (including the Corporation’s principal executive officer, principal financial officer, principal accounting officer and controller), and employees of the Corporation and its subsidiaries. A copy of the code is available on the Corporation’s website at www.northerntrust.com. The Corporation intends to disclose any amendments to the code, and all waivers from the code for directors and executive officers, by posting such information on its website.

Related Person Transaction Policy

The board of directors of the Corporation, through its Audit Committee, has adopted the “Northern Trust Corporation Policy and Procedures with Respect to Related Person Transactions” (the “RPT Policy”), which was most recently revised in February 2008. The RPT Policy governs the review, approval, or ratification of transactions between the Corporation or its subsidiaries and any related persons. “Related persons” means the Corporation’s directors, nominees for director, executive officers, greater than five percent beneficial owners, members of their immediate family, and any firm, corporation, or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person and all other related persons has a 10% or greater beneficial interest.

The RPT Policy provides that the Corporation may undertake certain pre-approved related person transactions in the ordinary course of business without specific review, approval or ratification, including the following pre-approved transactions:

—

An extension of credit to a related person that is made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with persons not related to the lender and does not involve more than the normal risk of collectibility or present other unfavorable features;

—

Certain other ordinary course transactions in which the Corporation or its subsidiaries provide products or services to related persons on terms no less favorable to the Corporation and its subsidiaries as those prevailing at the time for comparable services to non-related persons;

—	A transaction involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services;

—

A transaction where the rates or charges involved in the transaction are determined by competitive bids, or the transaction involves the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority;

—

A transaction with another company at which a related person’s only relationship is as an employee, a limited partner or a beneficial owner of less than 10% of the company’s outstanding common equity, provided the aggregate amount of the transaction does not exceed the greater of $1 million or 2% of the other company’s annual revenues;

—

Certain charitable contributions, grants or pledges of grants or contributions to organizations for which a related person serves as an executive officer where the aggregate amount of the transaction does not exceed the lesser of $1 million or 2% of the organization’s total annual receipts;

—	Transactions where the related person’s interest arises solely from the ownership of the Corporation’s common stock and all stockholders receive the same benefit on a pro rata basis; and

—

Compensation paid to executive officers and directors of the Corporation that is reported in the Corporation’s proxy statement or otherwise approved or recommended by the Compensation and Benefits Committee.

Any other related person transaction involving amounts in excess of $120,000 must be approved or ratified by the Audit Committee or the Audit Committee Chair. In considering related person transactions, the Audit Committee or the Audit Committee Chair shall consider all relevant facts and circumstances and shall approve only those related person transactions that are in, or otherwise not inconsistent with, the best interests of the Corporation and its subsidiaries. The RPT Policy also provides that (a) the Corporation shall not hire an immediate family member of an executive officer or director unless the employment arrangement is reviewed and approved by the Compensation and Benefits Committee and (b) no child, stepchild, or parent of an executive officer shall be hired by the Corporation.

In 2010, certain related persons were clients of, and engaged in the types of transactions identified in the bullet points above with, the Corporation and its subsidiaries. These transactions were undertaken in the ordinary course of business and on terms no less favorable to the Corporation and its subsidiaries as those prevailing at the time for comparable transactions with non-related persons. None of these transactions or any transactions in which the Corporation or its subsidiaries sold or purchased products and services were material to the Corporation or the other entity involved. Any extensions of credit to directors and executive officers of the Corporation were permitted under the provisions of the Sarbanes-Oxley Act of 2002.

Compensation and Benefits Committee Interlocks and Insider Participation

The Compensation and Benefits Committee of the board of directors consists of Directors Smithburg (Chair), Chabraja, Crown, Jain, McCormack, and Sosa. None of the members of the Compensation and Benefits Committee is or ever was an officer or employee of the Corporation or any of its subsidiaries. In addition, none of our executive officers served on any compensation committee or any board of directors of another company, of which any of our directors was also an executive officer. For information relating to any transactions between members of the Compensation and Benefits Committee and the Corporation, please refer to “—Related Person Transaction Policy” above.

SECURITY OWNERSHIP OF THE BOARD AND MANAGEMENT

The following table shows the beneficial ownership of the Corporation’s common stock for each director and director nominee, each executive officer named in the Summary Compensation Table included elsewhere in this proxy statement, and all directors and executive officers of the Corporation as a group, as of January 1, 2011, unless otherwise indicated.

Name	Common Stock (1) and Stock Units (2) Owned as of January 1, 2011
	No. of Shares	Percent of Class	No. of Stock Units	No. of Performance Stock Units (3)
Sherry S. Barrat	408,468(4)	*	40,255	14,040
Linda Walker Bynoe	2,000	*	7,866	—
Nicholas D. Chabraja	7,599	*	3,102	—
Susan Crown	22,400	*	12,708	—
Steven L. Fradkin	422,108(4)	*	45,230	14,040
Dipak C. Jain	2,175	*	18,158	—
Robert W. Lane	7,800	*	2,610	—
Robert C. McCormack	6,129,307(5)	2.53%	8,028	—
Edward J. Mooney	0	*	13,552	—
William L. Morrison	514,707(4)	*	42,167	14,040
John W. Rowe	11,000	*	24,534	—
Jana R. Schreuder	275,255(4)	*	35,753	14,040
Martin P. Slark	1,000(6)	*	—	—
David H. B. Smith, Jr.	18,692(7)(8)	*	1,625	—
William D. Smithburg	9,475	*	68,850	—
Enrique J. Sosa	1,000	*	10,957	—
Charles A. Tribbett III	1,000	*	16,281	—
Frederick H. Waddell	827,790(4)	*	184,905	42,118
All directors and executive officers as a group	9,967,540(4)(5)(6)(7)	4.11%	677,629	147,594
* Less than one percent of the outstanding common stock.

(1) The information contained in this table was furnished to the Corporation by the individuals named in the table and reflects the SEC’s definition of beneficial ownership. Except as noted below, the nature of beneficial ownership for shares shown in this table is sole voting and/or investment power (including shares as to which spouses and minor children of the individuals covered by this table have such power).

(2) All stock units shown in the table are vested, except for (i) 1,625 unvested stock units held by each non-employee director and (ii) the following unvested stock units held by the executive officers named in the Summary Compensation Table on page 52 of this proxy statement (the “named executive officers”): Ms. Barrat, 34,657 unvested stock units; Mr. Fradkin, 34,657 unvested stock units;

Mr. Morrison, 34,657 unvested stock units; Ms. Schreuder, 34,657 unvested stock units; Mr. Waddell, 113,776 unvested stock units; and all directors and executive officers as a group, 407,466 unvested stock units. Stock units and performance stock units held by directors and executive officers do not have voting rights. Stock units held by the non-employee directors include stock units representing (i) deferred cash compensation which, when paid, will be paid out in cash based upon the then current value of the common stock and/or (ii) deferred stock units which will be distributed in stock. See “Director Compensation—Deferral of Compensation” for additional information.

(3) The performance stock units reflected in the table as held by the named executive officers as of January 1, 2011 are unvested and subject to attainment of an established three-year performance goal. The performance stock units shown in the table reflect unvested performance stock units granted in 2008 that were cancelled as of January 18, 2011 as a result of failure to meet the minimum threshold three-year performance goal. No unvested performance stock units remain following cancellation of the 2008 awards.

(4) The number of shares shown includes shares issuable pursuant to stock options exercisable within 60 days after January 1, 2011, as follows: Ms. Barrat, 341,990 shares; Mr. Fradkin, 357,047 shares; Mr. Morrison, 454,162 shares; Ms. Schreuder, 238,628 shares; Mr. Waddell, 682,563 shares; and all directors and executive officers as a group, 3,247,597 shares.

(5) Robert C. McCormack, as co-trustee with the Bank and certain other individuals, shares voting and investment power for 3,632,763 shares or 1.50% of the outstanding common stock. As co-trustee with the Bank, Mr. McCormack shares voting and investment power for 936,400 shares or 0.39% of the outstanding common stock. With respect to 1,221,176 shares or 0.50% of the outstanding common stock, he serves as co-trustee with the Bank and has sole voting and investment power. In addition, Mr. McCormack, as co-trustee with the Bank, has sole voting and investment power and is a beneficiary with respect to 318,117 shares or 0.13% of the outstanding common stock that are held in a trust.

(6) Martin P. Slark, a director nominee, purchased 1,000 shares of common stock of the Corporation on January 27, 2011.

(7) With respect to two trusts, David H. B. Smith, Jr., as co-trustee with another individual, shares voting and investment power for 3,500 shares.

(8) Mr. Smith is a beneficiary of a trust that holds 1,362,880 shares, but he has no investment or voting power with respect to the shares held in the trust. These shares are not reflected in the table.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s directors and executive officers, and beneficial owners of more than 10% of the Corporation’s stock, if any, to file with the SEC initial reports of ownership and reports of changes in ownership of any securities of the Corporation. Copies of these reports must also be provided to the Corporation.

To the Corporation’s knowledge, all the Corporation’s directors, executive officers, and beneficial owners of more than 10% of the Corporation’s stock made on a timely basis all filings required during 2010 except that (i) Ms. Aileen B. Blake, an executive officer of the Corporation, filed a late Form 4 to report a net shares for taxes transaction in connection with a stock unit award, which had previously been reported and (ii) Mr. William L. Morrison reported one late filing, reflecting four acquisitions of an aggregate of 2.22 shares of the Corporation’s common stock by an immediate family member that occurred as a result of a brokerage account automated dividend reinvestment election. In making these disclosures, the Corporation relied on copies of the reports provided to the Corporation and written representations from reporting persons that no other reports were required.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table includes information concerning common stock ownership of stockholders who were the beneficial owners of more than 5% of the outstanding shares of the Corporation’s common stock as of January 1, 2011, unless otherwise indicated. The beneficial ownership information for the Bank relates to shares held by trusts and other fiduciary accounts for which the Bank and its affiliates individually acted as sole or co-fiduciary.

Name and Address	Common Stock Owned as of January 1, 2011

	No. of Shares	Percent of Class
The Northern Trust Company (1) 50 South LaSalle Street, Chicago, Illinois 60603	24,009,365	9.91%

(1) As of January 1, 2011, the Bank and its affiliates individually acted as sole or co-fiduciary with respect to trusts and other fiduciary accounts which owned, held or controlled through intermediaries in the aggregate 24,009,365 shares over which the Bank and its affiliates had, directly or indirectly, sole or shared voting power and/or sole or shared investment power, or 9.91% of the outstanding common stock. This aggregate number of shares includes 5,932,043 shares held by certain trusts described in footnote 5 and the trust described in footnote 8 to the “Security Ownership of the Board and Management” table presented elsewhere in this proxy statement, or 2.45% of the outstanding common stock. No single trust or other fiduciary account held a beneficial ownership interest in excess of 5.00%. Of these shares, the Bank and its affiliates had sole voting power with respect to 10,580,926 shares or 4.37% of the outstanding common stock, and they shared voting power with respect to 11,596,698 shares or 4.79% of the outstanding common stock. They had sole investment power with respect to 3,283,379 shares or 1.36% of the outstanding common stock, and they shared investment power with respect to 12,891,277 shares or 5.32% of the outstanding common stock.

The Corporation’s directors and employees as a group beneficially owned over 6.76% of the Corporation’s outstanding common stock as of January 1, 2011. In addition, the Corporation estimates that at least 1.93% of the Corporation’s outstanding common stock was beneficially owned by the Corporation’s retirees as of January 1, 2011.

EXECUTIVE COMPENSATION

Compensation and Benefits Committee Report

The Compensation and Benefits Committee of the board of directors hereby furnishes the following report to the stockholders of the Corporation in accordance with rules adopted by the SEC.

The Compensation and Benefits Committee states that it has reviewed and discussed with management the Corporation’s Compensation Discussion and Analysis contained in this proxy statement.

Based upon this review and discussion, the Compensation and Benefits Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.

This report is submitted on behalf of the members of the Compensation and Benefits Committee:

William D. Smithburg, Chair

Nicholas D. Chabraja

Susan Crown

Dipak C. Jain

Robert C. McCormack

Enrique J. Sosa

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

The Corporation’s executive compensation philosophy is designed to attract, motivate, and retain individuals who will contribute to the Corporation’s success and the creation of stockholder value. The Corporation’s philosophy emphasizes incentive compensation with typically 80% to 90% of the named executive officers’ total compensation focused on variable, incentive compensation. Incentive compensation depends, in part, on meeting various financial and non-financial performance criteria determined by the Compensation and Benefits Committee (as used in this section, the “Committee”), which it believes will result in the achievement of solid financial performance and long-term stockholder value. The Committee also evaluates incentive compensation in light of economic and industry conditions and designs incentive compensation to discourage inappropriate risk-taking behavior by participants.

The Corporation’s executive compensation program also emphasizes equity incentive compensation to align the interests of executives with those of the Corporation’s stockholders. The Corporation believes equity incentive compensation motivates executives to achieve strategic, operational, and financial goals. Accordingly, equity compensation with multi-year vesting provides more than 50% of the named executive officers’ total compensation.

Business Results

The Corporation’s record of strategic and financial achievements is the direct result of its seasoned executive team, with its named executive officers having an average of 25 years of service with the Corporation, its ability to attract and retain key personnel and the active engagement of the Board and the Committee.

Despite the prolonged weakness in economic conditions, the Corporation’s conservatively managed executive compensation philosophy, coupled with its sound balance sheet and prudent business model, have contributed to the Corporation’s strong strategic and financial positioning, including the following achievements:

—	Client assets under custody grew by 12% in 2010 and have grown at a compound annual growth rate of 10% since 2000.

—	Client assets under management grew by 3% in 2010 and have grown at a compound annual growth rate of 7% since 2000.

—

The Corporation continues to maintain its strong balance sheet, including a high quality securities portfolio, with 85% of the total portfolio composed of U.S. Treasury and government sponsored agency securities, Federal Home Loan Bank and Federal Reserve Bank stock, and triple-A rated securities at December 31, 2010, and a high quality loan portfolio with only 1.18% of total loans and leases classified as non-performing at December 31, 2010, which reflects the Corporation’s conservative underwriting standards.

—

The Corporation continues to maintain its solid capital position. As of December 31, 2010, the Corporation had a tier 1 capital ratio of 13.6%, a total risk-based capital ratio of 15.6%, and a leverage ratio of 8.8%, each exceeding “well capitalized” levels under federal bank regulatory capital requirements of 6%, 10%, and 5%, respectively.

—	The Corporation continues to invest in its businesses, including by investing $518 million in technology in 2010.

Other Highlights

Additional highlights of the Corporation’s executive compensation program include:

—

Recent Stockholder Endorsement of Executive Compensation. At the Corporation’s 2009 annual meeting of stockholders, stockholders overwhelmingly endorsed the Corporation’s executive compensation program, with approximately 94% of the votes cast in an advisory vote on executive compensation voting in favor of the proposal.

—

Robust Stock Ownership Guidelines. The Corporation has stock ownership guidelines for named executive officers at or above industry practice, with minimum share ownership levels equal to the lesser of the number of shares having a value equal to ten times base salary or 150,000 shares for the Chairman and CEO and a number of shares having a value equal to five times base salary or 45,000 shares for the other named executive officers.

—

Management Development and Succession Planning. The Committee conducts an annual management development and succession planning review, reviews the performance of the Chairman and CEO and other senior executives, and makes recommendations regarding succession planning and management development.

—

Risk Oversight. The Committee annually reviews, with appropriate input of risk management personnel, management’s assessment of the effectiveness of the Corporation’s incentive compensation arrangements and practices to assess the extent to which such arrangements and practices discourage inappropriate risk-taking by such participants and are consistent with the Corporation’s safety and soundness.

Executive Compensation Philosophy

The Corporation’s executive compensation program is designed to attract, motivate, and retain individuals who will contribute to the Corporation’s success and the creation of stockholder value.

The Corporation emphasizes “total compensation” in establishing its executive compensation levels, with each element of total compensation serving a specific purpose. Total compensation consists principally of base salary, annual cash incentive, and equity compensation (stock options, restricted stock units, and/or performance stock units). Base salary provides a fixed annual level of cash compensation reflecting the executive’s position, experience, and tenure. Annual cash incentive rewards short-term performance, typically reflecting the annual financial performance of the Corporation or its business units plus individual non-financial accomplishments. The Corporation uses equity compensation to ensure that a significant portion of the executive’s total compensation is tied to the longer-term performance of the Corporation’s common stock. In the case of cash compensation and equity compensation alike, the Corporation retains the flexibility to recognize and reward superior corporate, business unit, and individual performance by differentiating the awards made to individual executives. In addition to these elements of annual compensation, the retirement program provides post-employment financial security based on length of service by executives and other employees with the Corporation.

The Corporation seeks to further the following core values in the design of its executive compensation program:

—

Executive compensation should be “performance based.” Total compensation is strongly focused on variable, incentive compensation. For the named executive officers, variable compensation provides the most significant portion of total compensation—typically 80% to 90% of the total for the CEO and other named executives. Incentive compensation reflects various financial and non-financial performance criteria determined by the Compensation and Benefits Committee and evaluated in light of the prevailing economic environment generally, and the environment in the financial services industry particularly. Performance based compensation programs are designed to not encourage excessive risks and to ensure that risk factors are appropriately considered and controlled.

—

Executive compensation should be “stockholder-aligned.” The Corporation’s executive compensation program emphasizes equity incentive compensation in order to align more sharply the executive officers’ interests with those of the Corporation’s stockholders. Long-term equity compensation provides the majority of the total incentive opportunity for the named executive officers. Equity-based compensation is designed to encourage and motivate executive officers to act as owners with an equity stake in the Corporation, including an incentive to avoid excessive risks.

—

Executive compensation should be “competitive.” The Corporation’s executive compensation program is designed to compensate individuals at levels that are competitive with executives holding similar positions at financial services organizations with operations comparable to those of the Corporation, adjusted as necessary to reflect the relative financial and operating performance of the Corporation.

Peer Group

The Committee regularly reviews the composition of the Corporation’s peer group and, as appropriate, updates the peer group to reflect changes among peer companies, industry consolidation and its own evolving global presence. During 2008 and 2009, the Corporation engaged the services of Towers Watson, a globally recognized consulting firm specializing in executive compensation, to conduct a review of its peer group, the current competitive status of its compensation program, and the effectiveness of its compensation policies. As a part of that review, the Corporation established the peer group for 2010 as reflected below.

The peer group includes select companies that are representative of a wide array of potentially competitive organizations that generally fall into the following two categories:

—

Tier 1 companies—Trust and custody banks with whom we compete directly for talent in virtually all lines of business on a global basis; U.S. banks with whom we may compete for talent and that are similar in size; and non-bank financial firms that are competitors in specific business lines.

—

Tier 2 companies—Money center or other large U.S. banks with business units that directly compete against the Corporation for customers and talent as well as global financial companies that are competitors, both in the U.S. and globally.

The Corporation’s peer group companies are as follows:

Tier 1 Companies		Tier 2 Companies
U.S. Banking Companies Including Trust and Custody Banks	Asset Management and Brokerage Companies	Large U.S. Bank Competitors	Global Competitors
The Bank of New York Mellon Corporation	Ameriprise Financial, Inc.	Bank of America Corporation	Barclays PLC
Comerica Incorporated	BlackRock, Inc.	Citigroup Inc.	Credit Suisse Group AG
Fifth Third Bancorp	Franklin Resources, Inc.	JPMorgan Chase & Co.	Deutsche Bank AG
KeyCorp	Legg Mason, Inc.		HSBC Holdings PLC
The PNC Financial Services Group, Inc.	The Charles Schwab Corporation		UBS AG
State Street Corporation	T. Rowe Price Group, Inc.
SunTrust Banks, Inc.
U.S. Bancorp
Wells Fargo & Company

All of the U.S. banks, trust and custody banks, and large bank competitors reflected in Tier 1 and Tier 2 are included in the Keefe, Bruyette & Woods, Inc. Bank Index (“KBW Index”), a market-capitalization-weighted bank stock index used by the Corporation in the performance graph presented in the Corporation’s 2010 Annual Report to Stockholders.

Use of Peer Group Data

The Corporation is a leading provider of asset servicing, fund administration, asset management, fiduciary and banking solutions for corporations, institutions, families, and individuals worldwide. In addition, the Corporation has a significant global presence with an increasing portion of its client base and employee population located abroad.

The character and relative size of the Corporation’s businesses make it challenging to identify any definitive, single group of companies as peers for compensation purposes. The global scope and prominence of our primary business lines means that few regional banks of our size are direct or consistent business or talent competitors. Instead, most direct competitors are either significantly larger institutions, smaller standalone entities that compete with one or more of our business lines, or global financial firms located outside of the U.S. Nevertheless, the Corporation believes that the companies listed in the above peer group fairly represent its principal competition for executive talent and are an appropriate group of companies against which to gauge the competitiveness of the Corporation’s executive compensation program.

The companies in the peer group reflect a wide range of absolute pay levels and pay practices. Because of this, it is impractical to establish a single targeted market position or to utilize peer-based financial measures in compensation. Rather, the Corporation targets total compensation at points in this range that are appropriate based on the Corporation’s size, scope, and business model, and that are consistent with the Corporation’s financial business plan. Using information from this group, the Corporation targets a mix of base salary, cash incentives, and long-term equity compensation that balances competitive practices with the Corporation’s overall philosophy and strategy. To accomplish these objectives, the Corporation has established Total Compensation Guidelines (“Committee Guidelines”) for members of its Management Group, including the named executive officers, and for other senior level officers. The Committee Guidelines reflect the Corporation’s strategy for the level and relative mix of base salaries, cash incentives, and equity-based compensation. However, the Committee Guidelines also are structured to afford the Committee flexibility in meeting evolving talent requirements in a global marketplace. The Committee Guidelines are considered, along with various other financial and non-financial factors, when determining individual pay actions.

In addition to the Committee Guidelines, competitive compensation data for specific positions or groups of positions may be considered from time to time. For purposes of comparing pay levels of the CEO or other named executive officers, the Committee relies on data from the Tier 1 companies only.

Use of Discretion and Other Factors in Pay Decisions

The exercise of discretion by the Committee in determining the various elements of compensation also is an important feature of the Corporation’s compensation philosophy. The Corporation believes it is important that the Committee has sufficient flexibility to respond to (i) the Corporation’s unique circumstances; (ii) prevailing market trends; (iii) the rapidly evolving financial and regulatory environment in which the Corporation operates; (iv) the Corporation’s use of cross-functioning with respect to executive assignments and cross-training as a matter of executive development and succession planning; and (v) risk management objectives. The Corporation also believes it is in the best interest of the Corporation and its stockholders that the Committee have sufficient discretion to recognize and reward extraordinary individual performance in non-financial areas that may or may not directly affect the Corporation’s achievement of specific financial metrics for a particular year, but are nevertheless important to long-range growth and the enhancement of stockholder value.

The Committee determines total compensation and each element of cash and equity compensation for all named executive officers of the Corporation. In determining the compensation of each named executive officer, the Committee relies upon the following types of information:

—

Committee Guidelines—Based on peer compensation information and guidance of outside expert consultants, the Committee has established a guideline pay range for each element of cash and equity compensation. The Committee reviews and updates the Committee Guidelines periodically, based in part, on its review of comparative compensation information concerning the peer group listed above. The Committee Guidelines specify a guideline base salary for the Corporation’s Chairman and CEO and the other named executive officers, together with guideline ranges of annual cash incentive and equity compensation opportunities expressed as a percentage of base salary. The range of total compensation and range of each pay element set forth in the Committee Guidelines generally reflects a balance between competitive pay practices relative to the peer group as well as consideration of internal pay equity among comparable executive officer positions and the Corporation’s philosophy regarding the relative mix of cash and equity compensation desired.

—

Corporate performance—The Committee members consider overall corporate performance by considering various measures, including the Corporation’s operating earnings as compared to corporate and business unit objectives. The Committee also takes account of the Corporation’s performance against the Corporation’s long-term strategic targets of earnings growth per share of 10-12%, revenue growth of 8-10%, return on common equity of 16-18%, and positive operating leverage. The Committee reviews all of these measures of performance in light of the prevailing economic environment.

—

Recommendations of the Chairman and CEO—The Chairman and CEO makes recommendations with respect to base salary, annual cash incentive and equity compensation for each named executive officer other than the Chairman and CEO. These recommendations are based on the Chairman and CEO’s assessment of the named executive officer’s performance as compared to business unit and individual performance goals established by the Chairman and CEO for each business unit and each named executive officer, other than the Chairman and CEO. In determining recommended compensation levels, the Chairman and CEO, with input from the Corporation’s Head of Corporate Risk Management, specifically evaluates each named executive officer’s performance with regard to business unit risks and individual adherence to risk and compliance policies and procedures.

—

Business Unit and Individual Performance—In the context of the Chairman and CEO’s recommendations, the Committee considers various measures of business unit performance in light of the objectives for that unit, such as revenue growth, new business generation as compared to lost business, client retention and satisfaction, and risk management. The Committee also reviews measures of individual performance for each named executive officer, such as adherence to and compliance with risk management and compliance policies and demonstrated leadership qualities.

—

Advice of the Committee’s consultant—The Committee periodically seeks advice from Aon Hewitt, its independent executive compensation consultant. Aon Hewitt is typically present at all meetings of the Committee and provides additional information regarding competitive pay practices, offers counsel on the appropriate application of the Committee Guidelines, or provides advice on specific, individual pay actions as requested.

—

Current and historical compensation—The Committee reviews the compensation history of each named executive officer including current and historical base salary, annual cash incentive history, historical equity compensation awards, and currently outstanding equity awards.

The Committee does not evaluate or set each element of compensation independently of the other elements. Rather, the Committee adopts a holistic approach to establishing the total compensation package of each executive. Applying the Corporation’s core values and drawing upon the sources of information discussed above, the Committee utilizes the various elements of compensation as building blocks to construct a complete compensation package for each executive that appropriately reflects the three core design criteria of rewarding performance, ensuring alignment with stockholders, and remaining responsive to competitive factors in the marketplace for executive talent. Additionally, the Committee seeks to achieve a desired level of consistency in the character of pay among its executive officers.

In reviewing measures of corporate financial performance in 2010, the Committee adjusted for the impact of an after-tax benefit totaling $20.9 million ($.09 per share) realized by the Corporation in connection with an indemnification liability related to Visa, Inc. (“Visa”). The fourth quarter of 2007 included an after-tax charge of $94.2 million ($.42 per share) reflecting the previously reported initial $150.0 million pre-tax charge for accruals related to indemnifications of Visa. In 2008, the Corporation realized an after-tax benefit of $153.5 million ($.68 per share) that is reflected in a pre-tax gain of $167.9 million on the partial redemption of the Corporation’s Visa shares in the initial public offering and a $76.1 million offset to previously established Visa indemnification accruals and related charges. The after-tax benefit realized in 2009 reflects a third quarter 2009 pre-tax benefit of $17.8 million from a further offset to previously established Visa indemnification accruals and related charges. Given the nature of the Visa-related adjustments, the Committee chose to focus upon operating earnings, a non-GAAP financial measure which excludes Visa related adjustments, exclusive of the Visa benefit as opposed to reported earnings in its review of the Corporation’s annual financial performance. In particular, the use of operating earnings impacts the Corporation’s earnings growth per share for 2010 (negative 14.8% excluding Visa versus negative 13.3% including Visa) and the Corporation’s return on average common equity for 2010 (9.9% excluding Visa versus 10.1% including Visa).

The following table provides the Corporation’s reported earnings prepared in accordance with generally accepted accounting principles in addition to its results reflecting operating earnings, a non-GAAP financial measure, in order to provide investors and others with a clearer indication of the results and trends in the Corporation’s core businesses, absent Visa adjustments:

	Year Ended December 31, 2010
($ In Millions Except Per Share Data)	Amount	Per Share
Reported Earnings	$669.5	$2.74
Visa Indemnification Accrual (net of $12.1 tax effect)	(20.9)	(0.09)
Operating Earnings	$648.6	$2.65

Principal Elements of the Corporation’s Executive Compensation Program

The principal elements of the Corporation’s executive compensation program are designed to reflect the overall philosophy outlined above including a focus on total compensation with appropriate levels of variable pay compared to fixed salary and a strong emphasis on long-term, equity-based compensation for the Corporation’s most senior officers. The Corporation has historically enjoyed a stable, effective leadership team by identifying, retaining, and developing its key executive talent. The named executive officers in this proxy statement have been employed by the Corporation for an average of 25 years. Each of the principal elements of the Corporation’s executive compensation program, as discussed below, contributed to this success.

Cash Compensation

The Corporation typically pays two types of cash compensation to its named executive officers: base salaries and annual cash incentives.

Base Salaries

The Corporation believes that base salaries should provide a fixed level of annual income consistent with an executive officer’s position and responsibilities, competitive pay practices, and internal equity of pay among the executive officers. Target base salary levels for the Corporation’s executive officers included in the Committee Guidelines described above broadly reflect median salary levels for similar positions at the Tier 1 peer group companies listed on page 31. However, the Committee does not take a formulaic approach to setting target base salary levels at a market median level. Instead, where appropriate, the Committee also considers internal pay equity for comparable key executive officer positions and establishes base salary targets that balance market pay practice with internal equity. In the case of each named executive officer, the Committee utilizes its discretion in setting the actual base salary and the annual adjustment of the salary relative to the target level set forth in the Committee Guidelines by evaluating each officer with respect to factors such as the following: (i) experience and qualifications of the individual executive, (ii) the executive’s tenure in the position or a position of similar level, (iii) significant changes in assignment or scope of responsibility, (iv) individual performance and contributions over the prior year relative to established goals and expectations for the position, and (v) internal pay equity.

With respect to executives new to the Management Group, the Committee seeks to increase actual base salary gradually to the appropriate target pay level as the executive officer gains experience and tenure in the new position. The Committee also monitors the Committee Guidelines to ensure that the target base pay level remains appropriate. Annual base salary adjustments are generally effective April 1. Salary adjustments, if any, for promoted executives typically take effect upon the executives’ promotion date and assumption of new responsibilities.

Base Salary Determinations. The base salaries of all named executive officers remained unchanged in 2010.

Annual Cash Incentives

The Committee determines and approves annual cash incentives for the Corporation’s executive officers under the provisions of the stockholder-approved Management Performance Plan (the “MPP”). Awards under the MPP are intended to qualify as performance based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”) because, among other things, they are tied to the Corporation’s net income results for the prior year and may not exceed the following maximum funding opportunity as fixed by the MPP: (i) the award for the Chairman, the CEO, or a combined Chairman and CEO position may not exceed 0.6% of consolidated net income (or approximately $4,017,000 for 2010); (ii) the award for the President, any Vice Chairman, the COO, or a combined President and COO position may not exceed 0.4% of consolidated net income (or approximately $2,678,000 for 2010); and (iii) the award for each of the other MPP participants may not exceed 0.3% of consolidated net income (or approximately $2,008,500 for 2010).

In its design of the award limitations under the MPP, the Corporation sought to reflect the core values of its compensation philosophy. By establishing the maximum funding opportunity as a percentage of the Corporation’s net income results for the prior year, the Corporation directly ties this element of compensation to a key measure of the Corporation’s performance. It also aligns the executive’s incentives with those of its stockholders. The upper limit of the executive’s potential award opportunity rises in direct proportion to the extent the Corporation (and the executive) produces positive operating results for the Corporation’s stockholders. In establishing these opportunities, the Committee also took into account prevailing financial industry practices, as advised by its compensation consultant, in order to ensure that the award opportunities were competitive. But to emphasize the need to avoid excessive awards, the Corporation placed an upper cap on potential MPP awards. In the same vein, the MPP requires achievement of net income in order for any awards to be granted under the MPP. If positive net income is not achieved by the Corporation, the MPP prohibits the granting of incentive awards for that year.

Within the general construct of the MPP award limitations, the Corporation also retains its discretion to consider a variety of financial and non-financial measures and individual performance factors as well as the guideline reference ranges set forth in the Committee Guidelines. The guideline reference ranges are not performance targets. Rather, they provide a reference range that generally reflects a balance between competitive pay practices relative to the peer group as well as consideration of internal pay equity among comparable executive officer positions.

As is the case with base salaries, annual cash incentives actually awarded to the named executive officers are not tied to any specific formula. Instead, working within the limits established by the MPP and in consideration of the reference range in the Committee Guidelines, the Committee exercises its discretion in setting the particular award within this range based upon such factors as the Corporation’s performance for the prior year, and the particular executive’s tenure, historical compensation, and individual performance factors. For 2010, because net income was positive for the year, the MPP would have allowed the Chairman and CEO to receive an incentive cash award of up to $4,017,000 (0.6% of $669.5 million). However, based on the considerations discussed below and in consideration of target incentive level for the Chairman and CEO under the Committee Guidelines, the Committee exercised its discretion to set the actual award to the Chairman and CEO below the maximum funding opportunity prescribed by the MPP.

Named executive officers may elect to have all or any portion of an annual cash incentive award deferred under the Northern Trust Corporation Deferred Compensation Plan (“DCP”) for a fixed term of years or until retirement. If the executive’s employment terminates before the scheduled distribution date due to death, disability, or the occurrence of some other distribution event consistent with the requirements of the Code, deferred amounts will be distributed pursuant to the terms of the DCP. Upon election, amounts deferred may be invested in various funds, generally consistent with those available to all employees who participate in TIP, which is a 401(k) plan.

Annual Cash Incentive Determinations. Based on reported earnings of $669.5 million for fiscal 2010, the maximum funding opportunity for cash incentives under the MPP was $4,017,000 for the Chairman and CEO and $2,008,500 for each of the other named executive officers. In addition to the maximum individual cash incentive limit under the MPP, the Committee Guidelines set forth a cash incentive target for the Chairman and CEO of approximately 250% of base salary and approximately 150% of base salary for all other named executive officers.

Discussion and Analysis. Within the context of the maximum MPP limits and the Committee Guidelines, actual cash incentive awards are determined by the Committee, in its sole discretion, after taking into consideration a variety of performance measures and other factors. These typically include the following:

—	The Corporation’s net earnings for the year in relation to the established profit plan for the year and in the context of the overall economic environment;

—	The overall performance of the Corporation in relation to its long-term strategic goals;

—

The financial and operating results of the applicable business unit including, as appropriate, revenue growth, growth in client assets, international growth, net income, risk management, and expense control;

—

The named executive officer’s success in achieving individual goals and objectives including, as appropriate, leadership, compliance and risk management, employee relations, client service, communication, ethics, diversity, and the development of senior officers; and

—	In the case of named executive officers other than himself, the recommendations of the Chairman and CEO.

The Chairman and CEO provided recommendations to the Committee with respect to MPP awards for 2010 for named executives other than himself. In making these recommendations, the Chairman and CEO considered, among other factors, the following corporate financial measures:

—	Actual corporate earnings for 2010 in the context of planned earnings and the financial and macro economic environment during 2010; and

—	Corporate performance against its long-term strategic goals as noted below:

Performance Measure	Annual Target	Actual 2010 Results
Earnings Growth per Share	10% to 12%	-14.8%*
Revenue Growth	8% to 10%	-3.7%*
Return on Common Equity	16% to 18%	9.9%*
Operating Leverage	Positive	Negative

*	Based on Operating Earnings

The Corporation did not achieve these long-term, across cycle, strategic objectives in 2010. We recognize these targets as difficult to achieve in the current economic environment, but continue to believe they currently reflect our long-term, across cycle, strategic objectives. Performance in relation to these long-term goals is one of a variety of financial and non-financial factors the Committee considered in determining 2010 compensation and such goals are considered primarily as long-term strategic objectives rather than annual targets.

Recommended 2010 MPP awards for named executive officers other than the Chairman and CEO ranged from $700,000 to $725,000, ranging from 85% to 88% of the target level award and from 35% to 36% of the maximum award of $2,008,500 under the MPP. Variances in individual bonus amounts primarily reflect individual results with regard to business unit financial or operating goals. The Committee concurred in these recommendations and approved payment of annual bonuses under the MPP in the amounts set forth in the column entitled “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table found on page 52.

In determining the 2010 MPP award for the Chairman and CEO, the Committee considered these overall corporate financial measures as well as performance of the Chairman and CEO against various other financial and non-financial goals including overall leadership, revenue growth, client retention, operational efficiency, succession planning, and overall strategic guidance during a difficult economic cycle. The Committee approved payment of an annual bonus of $2,000,000 under the MPP as set forth in the column entitled “Non-Equity Incentive Plan Compensation” in the Summary Compensation Table found on page 52. The approved MPP award compares to a target award of $2,500,000 under the Committee Guidelines and a maximum individual amount under the MPP of $4,017,000.

The Corporation expects that the performance measures, as well as the additional factors noted above, will be the same measures evaluated in setting annual cash incentives awards for 2011, subject to any revisions in the Corporation’s long-term strategic goals.

Equity Compensation

The Corporation uses equity compensation to provide long-term incentives for its named executive officers. The use of equity compensation serves to align the interests of the named executive officers with those of the Corporation’s stockholders. Long-term, equity-based compensation is the most significant component of overall compensation. The Corporation believes that an emphasis on long-term, equity based pay with meaningful time periods for vesting, along with stock ownership guidelines, contributes to continuity and stability within the Corporation’s executive leadership.

Forms of Equity Compensation Utilized. Equity compensation typically takes the form of non-qualified stock options, restricted stock units, or performance stock units settled only in common stock of the Corporation. The Corporation also grants a limited number of cash-settled restricted stock units in certain non-U.S. locations where legal, regulatory, and administrative issues make impractical the settlement of awards in shares. The Amended and Restated Northern Trust Corporation 2002 Stock Plan also provides for the issuance of other types of equity-based awards, including stock awards, stock appreciation rights, and performance shares. For a further description of significant features of stock options, restricted stock units, and performance stock units, see the footnotes to the table entitled “Outstanding Equity Awards at Fiscal Year-End” beginning on page 57 of this proxy statement.

Equity Compensation Determinations. For 2010, under the Committee Guidelines referred to above, the guideline dollar value of equity compensation was approximately seven times base salary for the Chairman and CEO and approximately three to four times base salary for the other named executive officers. For purposes of the Committee Guidelines and for communicating compensation decisions, the dollar value of equity compensation is defined as 100% of the fair market value at grant for all restricted or performance stock units and one-third of the fair market value at grant for all stock options. Equity value using these assumptions will be somewhat different than equity compensation reported under accounting rules as required elsewhere in the proxy statement. The Committee Guidelines provide the Committee with a reference for an appropriate and competitive equity award value. In addition, the Committee considers a variety of individual factors as well as internal equity to determine the actual dollar value of equity compensation for each named executive officer.

Stock Options. Stock option grants made in 2010 to the named executive officers are shown in the Grants of Plan-Based Awards table presented elsewhere in this proxy statement. Stock options granted in 2010 vest in equal installments over a four-year vesting period.

Restricted Stock Units. Restricted stock unit awards made in 2010 to the named executive officers are shown in the Grants of Plan-Based Awards table presented elsewhere in this proxy statement. Restricted stock units awarded in 2010 vest with respect to 50% of the award on each of the third and fourth anniversaries of grant, subject to the executive’s continued employment with the Corporation.

Discussion and Analysis. The Corporation’s equity compensation component of total compensation supports all three of the key criteria established by the Committee in designing the executive compensation program. Stock options and other forms of equity compensation align the interests of executives with the Corporation’s stockholders by encouraging and motivating executive officers to act as owners with an equity stake in the Corporation. Additionally, consistent with the Corporation’s objective of providing total compensation that is competitive for comparable positions at the Corporation’s peer group companies, the Corporation reviews and considers the size, type, and mix of equity awards granted to named executive officers at its peer-group companies.

The Corporation’s equity compensation element is performance based in two important respects. First, the level of the equity compensation award takes account, as described below, of an executive’s particular performance, the Corporation’s performance, and the contributions made by the executive to the Corporation’s performance. Second, the Corporation views stock options as inherently performance based in that the award will not provide any financial benefit to an executive unless the stock price increases following the grant of the award. Additionally, the Corporation occasionally makes other types of awards which attain value only to the extent that the associated performance goals are satisfied.

The Committee Guidelines provide a reference point against which the Committee determines the annual equity award of each named executive officer. Committee Guidelines generally reflect a balance between competitive pay practices relative to the peer group as well as consideration of internal pay equity among comparable executive officer positions and the Corporation’s philosophy regarding the relative mix of cash and equity compensation desired. The Committee sets the actual amount of total equity compensation for each executive as an adjustment against this reference guideline based on its discretionary assessment of specific objective and subjective factors relating to the following:

—

the named executive officer’s experience and tenure in his or her position, prior and expected individual performance, and the executive’s potential long-term impact on the financial success of the Corporation;

—	the named executive officer’s strategic leadership, teamwork, and individual contributions as a member of the Corporation’s Management Group;

—	the desire to maintain internal equity in long-term incentive opportunity when compensating the senior leadership team;

—	the recommendations of the Chairman and CEO with respect to each named executive officer other than himself;

—	the advice of the Committee’s independent compensation consultant; and

—	the value of equity compensation awarded to the named executive officer in prior years.

The Committee undertakes this exercise of discretion in the context of the Committee’s focus on total compensation and, accordingly, takes into consideration the base salary adjustment, the annual cash incentive, and the other equity awards granted to the named executive officer. There is no formula that assigns specific weight to these factors, and the relative importance of these factors may vary year to year. In most years, as in 2010, the Chairman and CEO’s recommendation is a very significant factor in the setting of equity compensation for named executive officers other than the Chairman and CEO.

The following are the specific objective and subjective factors considered by the Committee in the setting of the total equity compensation of each named executive officer for 2010 at its February 15, 2010 meeting:

—

The Committee considered the recommendations of Aon Hewitt, its independent consultant, and the Committee Guidelines and awarded Mr. Waddell an annual equity award with a dollar value, as defined in the Committee Guidelines, of $7,000,000 to be delivered 50% in the form of non-qualified stock options and 50% in the form of restricted stock units. The Committee’s approval of this award reflects the Committee’s discretionary assessment of Mr. Waddell’s ability to positively impact the long-term financial success of the Corporation and its stockholders. Mr. Waddell’s equity award was at the higher limit of the Committee Guidelines but the Committee deemed it competitive and appropriate.

—

All other named executive officers received an equity award with a value, as defined in the Committee Guidelines, of $2,000,000 to be delivered 50% in the form of non-qualified stock options and 50% in the form of restricted stock units. The approved award values were within the established Committee Guideline range of three to four times base salary. The award for each individual reflects the Committee Guideline range, the Chairman and CEO’s recommendation, and the Committee’s discretionary assessment of confidence in the strategic direction and leadership demonstrated by each of the named executive officers.

The Committee believes that a mix of stock options and either restricted stock units or performance stock is generally consistent with prevailing practices among its peer group and provides the most effective incentive to encourage stock price appreciation and ownership by its named executives.

Retirement Benefits

Description of Principal Retirement Benefits. The named executive officers participate in The Northern Trust Company Pension Plan (the “Pension Plan”) and TIP on the same terms as all other United States-based eligible employees. The named executive officers also participate in the Northern Trust Corporation Supplemental Pension Plan (“Supplemental Pension Plan”) and the Northern Trust Corporation Supplemental Thrift-Incentive Plan (“Supplemental TIP”), which provide eligible employees, including the named executive officers, with the portion of their retirement benefits that cannot be paid under the Pension Plan and TIP due to applicable Code and Pension Plan limits.

Pension Plan and Supplemental Pension Plan. The Pension Plan and the Supplemental Pension Plan together provide named executive officers with an annual benefit paid at age 65 equal to the executive’s average compensation for his or her highest 60 consecutive calendar months prior to retirement, multiplied by 1.8% and then further multiplied by years of credited service up to a maximum of 35 years. This amount is then reduced by an amount based on the executive’s Social Security covered compensation and credited service. The portion of this benefit not in excess of various limits imposed by the Code and the Pension Plan is paid under the Pension Plan, and the portion of the executive’s benefit in excess of these amounts, if any, is paid under the Supplemental Pension Plan. This benefit is reduced if the executive retires and begins receiving benefit payments before age 62 (or age 60 under certain circumstances). All named executive officers have completed three years of vesting service and thus are fully vested in their pension benefits.

TIP and Supplemental TIP. Under TIP, named executive officers can defer a portion of their base salary and receive employer matching contributions equal to 50% of the first 6% of deferred salary. If the Corporation meets an annual earnings goal, the Corporation will make a contingent matching contribution of 50% of the first 3% of deferred salary to TIP, for a maximum matching contribution of 4.5% of salary. No contingent matching contribution was made to TIP for 2010, since the Corporation did not reach its earnings goal for that year.

Under Supplemental TIP, named executive officers can contribute a portion of their base salary that exceeds the annual Code compensation limit ($245,000 in 2010). The Corporation makes a matching contribution under Supplemental TIP using the formula in TIP, provided, however that Supplemental TIP matching contributions are limited to 50% of the first 6% of deferred salary. The named executive officers are fully vested in their retirement benefits under TIP and Supplemental TIP.

2010 Retirement Benefits. The aggregate change during 2010 in the actuarial present value of each named executive officer’s accumulated retirement benefit under the Pension Plan and Supplemental Pension Plan appears in the column “Change in Pension Value and Nonqualified Deferred Compensation Earnings” in the Summary Compensation Table presented elsewhere in this proxy statement. The actuarial present value of each named executive officer’s accumulated retirement benefit under the Pension Plan and Supplemental Pension Plan and the number of years of his or her credited service appear in the Pension Benefits table presented elsewhere in this proxy statement.

The employer’s matching contributions made under TIP and Supplemental TIP on behalf of each named executive officer are included in the “All Other Compensation” column of the Summary Compensation Table presented elsewhere in this proxy statement.

Discussion and Analysis. The purpose of the Corporation’s retirement program is to provide financial security in retirement in two ways: (i) an employer-provided basic benefit under the Pension Plan and Supplemental Pension Plan and (ii) employee contributions, together with matching contributions from the employer, under TIP and Supplemental TIP. Retirement benefits are designed with respect to employees as a group and thus are not specifically structured for the named executive officers. The design of the Corporation’s retirement program for employees, including the named executive officers, reflects the following considerations:

—

Income replacement: The Corporation targets aggregate retirement benefits, including employer-provided contributions, and Social Security benefits, for an employee with 25 years of service equal to approximately 80% of current pension-eligible income.

—	Individual savings: The retirement program encourages employees to contribute to their individual retirement savings through participation in TIP and Supplemental TIP.

—	Competitiveness: The Corporation targets aggregate retirement benefits at approximately the median level of the following peer group companies:

— Bank of America Corporation — The Bank of New York Mellon Corporation — BB&T Corporation — Capital One Financial Corporation — Citigroup Inc. — Fifth Third Bancorp — JPMorgan Chase & Co. — KeyCorp	— Marshall & Ilsley Corporation — The PNC Financial Services Group, Inc. — Regions Financial Corporation — State Street Corporation — SunTrust Banks, Inc. — U.S. Bancorp — Wells Fargo & Company

The above peer group utilized in assessing the design and competitive posture of the overall employee benefit program of the Corporation, including retirement benefit practices affecting named executive officers, is a broad sample of companies in the financial industry that operate in the same geographic areas as the Corporation. This information is used to assess the Corporation’s competitive position relative to other broad-based, “all employee” benefit plans and practices affecting all employees, including executives, such as medical insurance, life insurance, qualified pension and profit sharing plans, and vacation policies and practices. The focus of this peer group is competitive labor market practices affecting the total employee population and broadly reflecting the Corporation’s general labor market. In contrast, the peer group referenced on page 31 is a more focused group of financial institutions with which we compete for executive and management talent. Comparative information from this peer group is used to assess the competitiveness of total compensation for individual executive officers including the named executive officers and to develop the Committee Guidelines.

Additional Elements of Compensation

Perquisites and Other Benefits

2010 Perquisites and Other Benefits. The Corporation provided the following perquisites to its executive officers in 2010:

—	Financial consulting and tax return preparation services;

—

Personal use of automobiles under the Corporation’s travel and entertainment policy, which requires reimbursement of personal use of automobiles, except in limited circumstances where there is a related business purpose; and

—

Relocation assistance, including payments for temporary living, travel to and from the old and new location, movement of household goods, and tax gross-up offsets for certain taxable relocation benefits.

The Corporation also reimburses the named executive officers for the payment of personal income taxes in connection with the use of company automobiles for business-related purposes where such use is considered a taxable benefit to the named executive officer. The named executive officers also participate in the employer’s medical, retiree medical, dental, disability, and life insurance programs on the same terms as other employees.

Disclosure of the dollar value of each perquisite provided to the named executive officers in 2008, 2009, and 2010 is set forth in the table set forth in footnote 6 to the Summary Compensation Table presented elsewhere in this proxy statement.

Discussion and Analysis. Perquisites are not a principal element of the Corporation’s executive compensation, and unlike the Corporation’s cash and equity compensation, perquisites are not analyzed and evaluated under the “performance based,” “stockholder-aligned,” and “competitive” criteria which are central to the Corporation’s executive compensation philosophy. The Corporation’s perquisites are limited in number and modest in dollar value in comparison to its principal elements of compensation. They are intended to assist executive officers in the performance of their duties on behalf of the Corporation, to help them manage some forms of compensation to realize their intended value, or otherwise to provide benefits that have a combined personal and business purpose. The Committee annually reviews the types and costs of perquisites provided by the Corporation to its executive officers to be sure that the perquisites are in line with this philosophy.

Change in Control Benefits

The Corporation believes it is in the interests of the Corporation and its stockholders in the event of a change in control to provide employment security arrangements for certain key executive officers of the Corporation. As a part of its executive compensation program, therefore, the Corporation has entered into employment security agreements with each of its named executive officers and certain other executives.

Disclosure of potential change in control benefits payable to each named executive offer, assuming a change in control of the Corporation and termination of employment on December 31, 2010, is set forth below under “Potential Payments Upon Termination of Employment or a Change in Control of the Corporation.”

Description of Change in Control Benefits. Payments under the employment security agreements are subject to a “double-trigger”: first, a change in control must occur and second, within two years following the change in control, the executive must terminate employment for “good reason” (e.g., a material reduction in job duties or responsibility, materially reduced or adverse changes in employment compensation or benefit programs, requirements for travel or relocation) or the executive’s employment must be terminated involuntarily without “good cause” (e.g., criminal conviction involving dishonesty, fraud or breach of trust, willful and substantial non-performance). The employment security agreements also protect an executive if the executive’s employment terminates for “good reason” or without “good cause,” as described above, during the period pending a change in control, defined generally as the period after the acquisition of 15% or more of the Corporation’s common stock or entry into an agreement with respect to, or public announcement of the intention to take, an action constituting a change in control event and prior to the effective time of the change in control event. Change in control is generally defined in the employment security agreements to include the acquisition of 20% or more of the Corporation’s common stock, certain mergers, consolidations and asset transfers, or the election, without the consent of two-thirds of the incumbent board of directors, of the lesser of three directors or a majority of the directors then in office.

Change in control benefits under the employment security agreements generally include a lump sum cash payment equivalent to three years’ base salary and bonus and a prorated bonus for the year of termination, continuation of medical, dental, life insurance, and other similar benefits for three years, and full vesting of stock options, restricted stock units, and performance stock units. Terminated executives also receive a post-termination exercise period equal to the lesser of five years or the original expiration date for all outstanding non-qualified stock options and incentive stock options granted on or after September 25, 2001, a three-year age and service credit for benefits under the Corporation’s Supplemental Pension Plan, and up to an additional three years of age and/or service credit to determine eligibility and subsidy for participation in the Corporation’s retiree medical program. The employment security agreements also provide that the Corporation will reimburse the executives for any excise tax imposed on payments under the agreements as well as taxes imposed on such reimbursement amounts.

Discussion and Analysis. The purpose of these agreements is to provide an executive with sufficient security so that the executive is not distracted from job duties, financially threatened by potential job loss, or motivated to act contrary to the best interests of the Corporation and its stockholders prior to, during, or after a change in control. The Corporation further believes the employment security agreements are critical to its ability to attract and retain key executives for the following reasons: the Corporation does not have employment agreements with its named executive officers; the protection afforded by the employment security agreements provides appropriate motivation for the Corporation’s executives when considering whether any change in control is in the best interests of the Corporation; and change in control protection for executives is prevalent in the competitive environment in which the Corporation operates.

Severance Benefits

The Corporation maintains a broad-based severance plan for substantially all full-time U.S. employees. The named executive officers participate in this plan on the same terms as all other eligible employees.

Description of Severance Benefits. The named executive officers, like all other eligible employees participating in the severance plan, receive severance benefits that include a lump sum payment of two weeks of base salary for each year of completed service up to but less than 25 years, or 52 weeks of base salary for 25 years or more of completed service to the Corporation, provided, that benefits may not exceed two times the lesser of (i) the named executive officer’s annualized base salary for the year preceding the year in which the named executive officer’s termination of employment occurs or (ii) the annual Code compensation limit for retirement plans ($245,000 in 2010). Under the plan, eligible employees (including the named executive officers) also would be entitled to a Consolidated Omnibus Budget Reconciliation Act (“COBRA”) subsidy based on their length of service to help cover the costs of continuation coverage under the employer’s medical and dental plans, full vesting under TIP and Supplemental TIP, one additional year of vesting service under the Pension Plan and the Supplemental Pension Plan, enhanced early retirement eligibility under the Pension Plan for employees who have reached age 54 with 14 years of credited service, and outplacement assistance. These severance benefits are contingent upon execution of a release, waiver and settlement agreement with the Corporation. Severance payments will be reduced by any severance payments made under employment security agreements or any other benefit plan, program, or individual contract.

Discussion and Analysis. The purpose of the severance plan is to provide reasonable severance benefits to employees who are involuntarily terminated without cause due to a reduction in force, job elimination, or similar reasons specified in the severance plan. The Corporation believes that the availability of severance benefits allows the Corporation to compete with its peer group companies in attracting and retaining key executives.

Other Issues Relevant to Executive Compensation

Timing of Equity Compensation Awards

The Committee generally meets in February of each year to consider and act with respect to stock option and stock unit awards (including performance stock units) for the Corporation’s executive officers for the then current fiscal year. This is the same meeting at which annual salary adjustment decisions are made, and cash incentive awards under the MPP are determined based on performance during the recently completed year. The Committee’s February meeting follows the Corporation’s public release of its earnings results for the recently completed fiscal year.

The Committee, on occasion, may grant additional equity awards at other times during the year to newly hired or newly promoted executive officers or, in isolated cases, for special retention purposes. For each grant approved by the Committee, the date of grant is the date on which the Committee acts to approve the award. The Committee acts in strict compliance with the requirements of the Amended and Restated Northern Trust Corporation 2002 Stock Plan, including the requirement that stock options may not be granted at less than 100% of the fair market value of the Corporation’s common stock on the date of grant. The Corporation does not time the grants of its equity compensation awards for the purpose of affecting the value of such executive compensation, nor does it time grants to precede or follow disclosures of material nonpublic information.

The Committee has authorized the Chairman and CEO and the Executive Vice President, Human Resources and Administration to grant non-qualified stock options and restricted stock units to certain employees (but not including any named executive officer or other executive officers subject to Section 16 of the Securities Exchange Act of 1934), subject to certain conditions and limitations. These grants are effective as of the date of the next regularly scheduled meeting of the Committee following such grant, with the exercise price of the stock options equal to 100% of the fair market value on the effective date. This delegated authority is designed for limited use in connection with new hires or newly promoted executive officers, or for special retention purposes. This delegated authority was exercised once during 2010 in order to address a critical turnover and retention situation affecting two employees.

Stock Ownership Guidelines

Long-term, equity-based compensation is a principal element of the Corporation’s executive pay program and, for its most senior executives, it is the largest component of direct compensation. In addition to emphasizing equity-based compensation, the Corporation has a long-standing practice of emphasizing stock ownership and retention by its senior executives. The Corporation maintains formal Stock Ownership Guidelines which stipulate expected levels of individual ownership and policies regarding long-term retention. The current guidelines establish a minimum expected level of ownership based on the executive’s position and defined as either a specific number of shares or a multiple of base salary (or, in the case of non-employee directors, a multiple of annual cash retainer). The guidelines apply to the Chairman and CEO, all other named executives, all other Executive Vice Presidents of the Corporation and all non-employee directors of the Corporation.

Ownership guidelines for the Chairman and CEO and other named executive officers have been established at or above typical industry practices. Under the current guidelines, the Chairman and CEO is expected to maintain minimum share ownership levels equal to the lesser of the number of shares having a value equal to ten times base salary or 150,000 shares. For all other named executive officers, the minimum ownership guideline is the lesser of the number of shares having a value equal to five times base salary or 45,000 shares. The calculation of shares of common stock includes shares purchased on the open market, shares owned jointly with or separately by spouses and children, shares held through TIP, shares obtained through stock option exercises (but not including unexercised stock options) and stock award distributions, and 50% of unvested restricted stock units, stock awards and deferred stock units.

For non-employee directors, the minimum ownership guideline is the lesser of the number of shares having a value equal to five times the annual cash retainer or 10,000 shares. In addition, non-employee directors are expected to meet a minimum share ownership level of 1,000 shares within one year from the date they are initially elected to the board, and the remainder is expected to be owned within five years of joining the board. The calculation of shares for non-employee directors is similar to that of executive officers except that non-employee director deferred units are counted at 100% toward both (a) the minimum stock ownership level set forth in the guidelines and (b) the minimum 1,000 shares required for new non-employee directors.

The Chairman and CEO and each named executive officer currently meet or exceed established guidelines and all non-employee directors who have served at least five years currently meet or exceed the stock ownership guidelines.

Roles of the Committee, Management and Consultants

Role of the Committee. At its February meeting each year, the Committee reviews the total compensation of each named executive officer of the Corporation. The Committee has adopted the Committee Guidelines referenced above, which are used to set base salaries, determine annual cash incentives for the year just concluded, and approve equity incentive awards for the current year. The Committee and the Chairman and CEO use the guidelines to align the components of individual compensation with respect to the named executive officer’s individual responsibilities, contributions, and the overall success of the Corporation’s business. Total compensation is determined within the context of providing an appropriate mix of base salary, cash and equity incentives, and retirement benefits. During the course of the year, the Committee also reviews the Corporation’s retirement benefit program and other forms of benefits and compensation, including perquisites, that may be paid to the named executive officers.

The Committee makes executive compensation decisions after careful review and analysis of information deemed relevant. In doing so, it considers all components of the Corporation’s executive compensation program in total rather than looking at any one component in isolation. In its review, the Committee recognizes and considers the impact that certain compensation actions may have on the potential values of other pay and benefit programs. In making compensation decisions, the Committee reviews summary sheets showing the dollar value of the following components of compensation and benefits for each named executive officer during their recent history with the Corporation, including:

—	Base salaries;

—	Annual cash incentives;

—	Deferred annual cash incentives, together with the interest paid thereon;

—	Equity awards, including awards of stock options, restricted stock units, restricted stock, and performance shares;

—	Retirement benefits;

—	Employment security benefits under certain situations associated with a change in control of the Corporation;

—	Health and welfare benefits (medical, dental, disability, and life insurance programs); and

—	Perquisites and other benefits.

As provided in the Committee charter, the Committee has sole authority to select, retain, and terminate the engagement of any consultant in connection with any compensation and benefits matter, and has authority to obtain advice and assistance from internal or external legal, accounting, or other advisors. As discussed in more detail below under the caption “Role of Aon Hewitt,” the Committee has retained Aon Hewitt as its human resources consulting firm to advise the Committee on matters pertaining to executive compensation.

Role of the Human Resources Department. The Corporation’s Human Resources Department assists the Committee in its compensation and benefits related determinations by collecting and providing to the Committee current Committee Guidelines, current as well as historical compensation paid to named executive officers, and any data that may be received from Aon Hewitt, the human resources consulting firm retained by the Committee in connection with matters pertaining to executive compensation. Such information is compiled and presented to the Committee in advance of the February meeting. The Head of Human Resources and Administration attends and participates in all Committee meetings.

With respect to the compensation of the Chairman and CEO, the Human Resources Department provides current Committee Guidelines and current and historical compensation information for the Chairman and CEO. The Committee utilizes this data in undertaking its responsibility, consistent with its charter, to determine and approve the compensation (including each specific component comprising the total compensation package) to be paid or provided to the Chairman and CEO based on its evaluation of their respective performance against the Corporation’s goals and objectives. In determining any long-term incentive component of such compensation, the Committee’s evaluation takes into specific account the Corporation’s performance and relative stockholder return, the value of similar incentive awards given to the CEOs of peer group and other comparable companies, including companies in the financial services industry, the value of long-term incentive awards granted in recent years, and the retention of those awards.

With respect to the compensation of all other executive officers other than the Chairman and CEO, the Human Resources Department assists the Chairman and CEO in his formulation of compensation recommendations by providing historical and current market data and specific information concerning the historical and current compensation of executive officers for which the Chairman and CEO is establishing recommendations. This includes information comparing such executive officers’ stock ownership measured against stock ownership guidelines approved by the Committee. Once the Chairman and CEO has established compensation recommendations for executive officers, those recommendations are presented by the Human Resources Department in a report to the Committee delivered in advance of the February meeting. This report includes the summary sheets referenced on page 47 of this proxy statement and provides the Committee with guidance comparing the recommendations against historical and current data and market trends, on a comprehensive basis, by individual position and by the specific compensation components listed on page 47 of this proxy statement.

Role of the Chairman and CEO. The Committee, consistent with its charter, retains ultimate oversight and responsibility for review and approval of the compensation of executive officers. In fulfilling these obligations, the Committee benefits from the review and evaluation of executive officer compensation undertaken by the Chairman and CEO with assistance from the Corporation’s Human Resources Department.

The Chairman and CEO provides to the Committee his recommendations for total compensation (including the specific elements and mix of such compensation) to be paid to each of the Corporation’s executive officers other than the Chairman and CEO. In establishing such recommendations, the Chairman and CEO evaluates the performance of executive officers during the prior year against performance expectations established by the Chairman and CEO. These performance expectations are not weighted or scored and are comprised of a mix of objective and subjective factors. As noted previously, some performance expectations may relate to quantitative aspects of the Corporation’s financial results, while others may be more qualitative aspects, such as the achievement of acquisition integration, risk management, client development, or diversity goals. In formulating his recommendations, the Chairman and CEO is assisted by the Human Resources Department which supplies current Committee Guidelines and current as well as historical compensation data for each executive officer.

The recommendations of the Chairman and CEO are reviewed by the Committee in advance of its meeting. The recommendations are presented to the Committee by the Corporation’s Human Resources Department in a summary report that provides recommended and historical compensation levels for each named executive. The recommendations and this comparative data are reviewed and evaluated by the Committee in the context of any additional information on broader industry compensation trends and market practices as may be provided by Aon Hewitt. The Committee gives substantial weight to the recommendations of the Chairman and CEO, but retains the ultimate oversight and responsibility to make modifications to the total compensation or the levels of particular compensation elements recommended by the Chairman and CEO.

Role of Aon Hewitt. The Committee has retained Aon Hewitt as its human resources consulting firm to advise the Committee on matters pertaining to executive compensation. Aon Hewitt’s engagement encompasses the following consulting services:

—

Assist the Committee’s decision-making with respect to executive compensation, ensuring that the Committee’s actions are consistent with the Corporation’s business needs, including risk management, pay philosophy, prevailing market practices, and relevant legal and regulatory mandates.

—	Provide market data as background against which the Committee can consider Chairman and CEO and senior management base salary, bonus, and long-term incentive awards each year.

—	Consult with the Committee on how best to make compensation decisions with respect to the Corporation’s management while continuing to represent stockholders’ long-term interests.

—	Apprise the Committee of best practices in association with director compensation.

Aon Hewitt’s representative generally attends all meetings of the Committee throughout the year and undertakes such specific projects as assigned by the Committee from time to time. In 2010, Aon Hewitt’s representative attended all meetings of the Committee at which compensation was reviewed and approved, provided Aon Hewitt’s general insights into compensation trends and prevailing market practices, presented its views on the compensation proposed for approval by the Committee (taking into account its market research and insights into prevailing trends), and participated in Committee meeting discussions.

In 2010, the Corporation paid Aon Hewitt and its affiliates $48,496 of fees in connection with executive compensation advisory services provided to the Committee. Aon Hewitt and its affiliates have also provided services unrelated to executive compensation to the Corporation and the trust for the Pension Plan in 2010 and prior years. In 2010, the Corporation paid Aon Hewitt and its affiliates $1,991,201 in fees for other services, which included the administration of the DCP, TIP and Supplemental TIP and certain other retiree benefit plans, as well as valuation, budgeting and other general communication and consulting services relating to retirement plans. In 2010, the trust for the Pension Plan paid Aon Hewitt and its affiliates $1,008,840 of fees for other services, which included administration, actuarial and tax services related to the Pension Plan.

The fees paid to Aon Hewitt and its affiliates for other services by the Corporation and the Pension Plan trust were not approved in advance by the board of directors or the Committee; however, the board of directors and the Committee were aware of the other services being provided by Aon Hewitt and its affiliates.

Deductibility of Executive Compensation

The Corporation views the tax deductibility of executive compensation under Section 162(m) of the Code as an important factor to be considered in determining the forms and amounts of executive compensation. The Corporation, through the Committee, reviews each material element of compensation on a continuing basis and takes steps to assure deductibility if that can be accomplished without sacrificing flexibility and other important elements of the overall executive compensation program.

Base salary and the amounts set forth in the “All Other Compensation” column of the Summary Compensation Table do not, by their nature, qualify as “performance based compensation” under Section 162(m). The Corporation has taken appropriate steps, including obtaining stockholder approval, to qualify the MPP and the Amended and Restated 2002 Stock Plan as “performance based compensation” so that cash awards under the MPP and awards of stock options and performance stock units under the Amended and Restated 2002 Stock Plan are or will be fully tax deductible. Prior to 2010, the Corporation also provided in its restricted stock unit agreements under the Amended and Restated 2002 Stock Plan that the payment of the stock units is mandatorily deferred until the earlier of (a) the year in which the Committee reasonably anticipates that, if the payment is made during that year, the deduction of the payment will not be barred by Code Section 162(m), or (b) the period beginning with the date of the participant’s separation from service (as defined in the Amended and Restated 2002 Stock Plan) and ending on the later of the last day of the Corporation’s taxable year in which the participant incurs a separation from service or the 15th day of the third month following such separation from service. The mandatory deferral provision was originally expected to apply to the Corporation’s CEO; it has not been included in the restricted stock units granted by the Corporation in 2010 and later due to the fact that the mandatory deferrals were applying to additional executive officers and were causing the incentive compensation of those officers to be paid in a manner that the Committee determined to be inequitable, depending on whether or not the executive was subject to the Section 162(m) deduction limitation.

The Corporation’s deductions under Section 162(m) are further restricted with respect to payments attributable to the period that the U.S. Treasury held equity or debt securities of the Corporation under TARP. The impact of these additional restrictions on deductibility is expected to be limited.

Relationship of Compensation Practices to Risk Management

In determining the compensation of the Corporation’s named executive officers, the Committee is cognizant of the fact that incentive compensation practices can, in certain circumstances, provide incentives for executives (and other employees) to take inappropriate risks. The Committee is mindful that it does not wish to create inappropriate incentives through its compensation arrangements. During the Corporation’s participation in TARP, the Committee and the Corporation’s senior risk officers reviewed the incentive and bonus compensation arrangements with the Corporation’s senior executive officers to ensure that those compensation arrangements did not encourage those executives to take such unnecessary and excessive risks. More recently, the Corporation conducted an assessment of its incentive compensation arrangements in connection with the Federal Reserve’s horizontal review of incentive compensation arrangements at large, complex banking organizations.

In each case, the reviews resulted in a conclusion that the Corporation’s compensation arrangements did not inappropriately encourage risk taking by employees. Among the reasons for these conclusions were:

—

the fact that the Corporation is not in many of the lines of business that have often exposed firms to substantial risks (such as origination or securitization of sub-prime mortgage loans or significant proprietary derivatives trading or strategic investing);

—	the fact that the Corporation actively monitors employees to ensure that they work within established risk frameworks and limits;

—

the payment of a substantial portion of the compensation of the Corporation’s senior management in the form of long-term, equity-based pay that vests over a multi-year period and has an inherent risk adjustment factor based on the Corporation’s share value; and

—	the Committee’s stock ownership guidelines for senior management that are designed to align their stock ownership to the long term profitability of the Corporation.

The Committee intends to continue to monitor the Corporation’s incentive compensation arrangements for executives and others with a view towards ensuring that the arrangements do not encourage inappropriate levels of risk taking among participants.

SUMMARY COMPENSATION TABLE

The following table sets forth compensation information for the Corporation’s Chairman and CEO, current and former chief financial officer, and the three other most highly compensated executive officers for the year ended December 31, 2010.

Name and Principal Position (a)	Year (b)	Salary ($)(1) (c)	Bonus ($) (d)	Stock Awards ($)(2) (e)	Option Awards ($)(3) (f)	Non-Equity Incentive Plan Compen- sation ($)(4) (g)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5) (h)	All Other Compen- sation ($)(6) (i)	Total ($) (j)
Frederick H. Waddell Chairman, President, and Chief Executive Officer	2010	$900,000	—	$3,500,005	$2,977,647	$2,000,000	$3,306,902	$75,527	$12,760,081
	2009	$900,000	—	$2,597,068	$4,968,921	$2,000,000	$1,332,078	$93,003	$11,891,070
	2008	$856,250	—	$3,000,065	$2,172,281	—	$2,263,989	$87,066	$8,379,651
William L. Morrison Executive Vice President and Chief Financial Officer	2010	$550,000	—	$1,000,016	$850,769	$700,000	$612,218	$160,017	$3,873,020
	2009	$550,000	—	$865,689	$1,656,319	$ 700,000	$398,419	$31,750	$4,202,177
	2008	$550,000	—	$1,000,069	$724,105	—	$553,812	$31,575	$2,859,561
Sherry S. Barrat Vice Chairman(7)	2010	$550,000	—	$1,000,016	$850,769	$725,000	$1,144,856	$30,162	$4,300,803
	2009	$550,000	—	$865,689	$1,656,319	$ 700,000	$418,488	$35,739	$4,226,235
	2008	$550,000	—	$1,000,069	$724,105	—	$807,130	$35,601	$3,116,905
Steven L. Fradkin President—Corporate and Institutional Services	2010	$550,000	—	$1,000,016	$850,769	$725,000	$672,377	$27,284	$3,825,446
	2009	$550,000	—	$865,689	$1,656,319	$ 700,000	$313,677	$34,570	$4,120,255
	2008	$537,500	—	$1,000,069	$724,105	—	$503,087	$35,099	$2,799,860
Jana R. Schreuder President—Personal Financial Services(8)	2010	$550,000	—	$1,000,016	$850,769	$700,000	$1,154,597	$23,133	$4,278,515
	2009	$550,000	—	$865,689	$1,656,319	$ 725,000	$427,703	$37,575	$4,262,286
	2008	$537,500	—	$1,000,069	$724,105	—	$723,814	$35,988	$3,021,476

(1) Salary. None of the named executive officers received a salary increase during 2010.

(2) Stock Awards. This column shows the grant date fair value of dollar of the restricted stock unit and performance stock unit awards computed in accordance with FASB ASC Topic 718. See footnote 22 to the Consolidated Financial Statements contained in the Corporation’s 2010 Annual Report to Stockholders for a discussion of the assumptions made by the Corporation in the valuation of these stock unit awards, including that dividend equivalents will be paid on these stock unit awards. The footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table beginning on page 57 of this proxy statement contain vesting and other additional information about the performance stock unit awards made in 2008.

Dividend equivalents on restricted stock units and performance stock units held or deferred by a named executive officer are paid on a current basis. Dividend equivalents paid on restricted stock units and performance stock units of each named executive officer in 2008 were: Mr. Waddell: $158,672; Mr. Morrison: $91,036; Ms. Barrat: $65,644; Mr. Fradkin: $73,602; and Ms. Schreuder: $54,543. Dividend equivalents paid on restricted stock units and performance stock units of each named executive officer in 2009 were: Mr. Waddell: $175,674; Mr. Morrison: $86,238; Ms. Barrat: $60,956; Mr. Fradkin: $68,853; and Ms. Schreuder: $52,399. Dividend equivalents paid on restricted stock units and performance stock units of each named executive officer in 2010 were: Mr. Waddell: $243,720; Mr. Morrison: $72,012; Ms. Barrat: $64,805; Mr. Fradkin: $72,593; and Ms. Schreuder: $58,535.

(3) Option Awards. This column shows the grant date fair value of the option awards computed in accordance with FASB ASC Topic 718. See footnote 22 to the Consolidated Financial Statements contained in the Corporation’s 2010 Annual Report to Stockholders for a discussion of the assumptions made by the Corporation in the valuation of these option awards, including that dividend equivalent payments are factored into the option valuation. The footnotes to the “Outstanding Equity Awards at Fiscal Year-End” table beginning on page 57 of this proxy statement contain vesting and other additional information about the stock option awards made in 2008, 2009 and 2010.

(4) Non-Equity Incentive Plan Compensation. This column shows the annual cash incentives earned by the named executive officers in 2008, 2009 and 2010 under the MPP. As described in the “Compensation Discussion and Analysis—Principal Elements of the Corporation’s Executive Compensation Program—Cash Compensation—Annual Cash Incentives” section of this proxy statement, these annual cash incentives are fully deductible as performance based compensation under Section 162(m) of the Code.

(5) Change in Pension Value and Nonqualified Deferred Compensation Earnings. This column shows the increase from September 30, 2007 to December 31, 2008 (the measurement date used for reporting purposes in the Corporation’s 2008 Annual Report to Stockholders), the increase from December 31, 2008 to December 31, 2009 (the measurement date used for reporting purposes in the Corporation’s 2009 Annual Report to Stockholders), and the increase from December 31, 2009 to December 31, 2010 (the measurement date used for reporting purposes in the Corporation’s 2010 Annual Report to Stockholders) in the actuarial present value of accumulated benefits for each named executive officer under the Pension Plan and the Supplemental Pension Plan. It does not include any above-market or preferential earnings on deferred compensation as the Corporation does not pay above-market or preferential interest on the deferred compensation of its named executive officers.

(6) All Other Compensation. The table below provides a breakdown of the amounts shown in the “All Other Compensation” column for each named executive officer in 2008, 2009 and 2010.

		Perquisites (a)			Other Compensation		Total
Name	Year	Financial Consulting/ Tax Return Preparation Services	Personal Use of Corporation’s Automobiles	Relocation (b)	Tax Re- imburse- ments (c)	TIP/ Supplemental TIP Contributions (d)
Frederick H. Waddell	2010	$13,500	$21,782	—	$13,245	$27,000	$75,527
	2009	$13,500	$24,218	—	$14,785	$40,500	$93,003
	2008	$13,500	$21,613	—	$13,421	$38,531	$87,065
William L. Morrison	2010	$6,500	$1,611	$78,736	$56,670	$16,500	$160,017
	2009	$7,000	—	—	—	$24,750	$31,750
	2008	$6,825	—	—	—	$24,750	$31,575
Sherry S. Barrat	2010	$13,300	$222	—	$140	$16,500	$30,162
	2009	$10,600	$245	—	$144	$24,750	$35,739
	2008	$10,580	$164	—	$107	$24,750	$35,601
Steven L. Fradkin	2010	$9,500	$777	—	$507	$16,500	$27,284
	2009	$9,240	$351	—	$229	$24,750	$34,570
	2008	$9,880	$624	—	$407	$24,188	$35,099
Jana R. Schreuder	2010	$6,633	—	—	—	$16,500	$23,133
	2009	$12,825	—	—	—	$24,750	$37,575
	2008	$11,800	—	—	—	$24,188	$35,988

(a) Perquisites. All perquisites are valued based on the aggregate incremental cost to the Corporation, as required by the SEC’s rules. The “Compensation Discussion and Analysis—Additional Elements of Compensation—Perquisites and Other Benefits” section of this proxy statement contains additional information about the perquisites provided by the Corporation to its named executive officers.

(b) Relocation. The amounts in this column represent the payment of or reimbursement to Mr. Morrison for temporary living, travel, household goods transportation, and other expenses under the Corporation’s relocation program in connection with his relocation from Florida to Illinois.

(c) Tax Reimbursements. This column shows the amount of tax reimbursement associated with the use of the Corporation’s automobiles for business-related purposes and, in Mr. Morrison’s case, his relocation expenses.

(d) TIP/Supplemental TIP Contributions. This column reflects matching contributions made on behalf of the named executive officers to TIP and Supplemental TIP, both of which are defined contribution plans, as described above under “Compensation Discussion and Analysis—Principal Elements of the Corporation’s Executive Compensation Program—Retirement Benefits—Description of Principal Retirement Benefits—TIP and Supplemental TIP.”

(7) During 2010, Ms. Barrat served as the Corporation’s President—PFS. Effective March 1, 2011, Ms. Barrat became Vice Chairman of the Corporation.

(8) During 2010, Ms. Schreuder served as the President—O&T. Effective March 1, 2011, Ms. Schreuder became President—PFS of the Corporation.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth information for each named executive officer with respect to:

—	Estimated possible payouts under non-equity incentive plan awards for 2010;

—	Estimated future payouts under equity incentive plan awards for 2010;

—	Other stock awards made in 2010; and

—	Stock options granted in 2010.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)(3) (i)	All Other Option Awards: Number of Securities Underlying Options (#)(4) (j)	Exercise or Base Price of Option Awards ($/sh)(5) (k)	Grant Date Fair Value of Stock and Option Awards(6) (l)
Name (a)	Grant Date(1) (b)	Thresh- old ($) (c)	Target ($) (d)	Maxi- mum ($) (e)	Thresh- old (#) (f)	Target (#) (g)	Maxi- mum (#) (h)
Frederick H. Waddell	—	—	$2,500,000	$4,017,000
	2/15/2010								205,923	$50.99	$2,977,647
	2/15/2010							68,641			$3,500,005
William L. Morrison	—	—	$825,000	$2,008,500
	2/15/2010								58,836	$50.99	$850,769
	2/15/2010							19,612			$1,000,016
Sherry S. Barrat	—	—	$825,000	$2,008,500
	2/15/2010								58,836	$50.99	$850,769
	2/15/2010							19,612			$1,000,016
Steven L. Fradkin	—	—	$825,000	$2,008,500
	2/15/2010								58,836	$50.99	$850,769
	2/15/2010							19,612			$1,000,016
Jana R. Schreuder	—	—	$825,000	$2,008,500
	2/15/2010								58,836	$50.99	$850,769
	2/15/2010							19,612			$1,000,016

(1) Grant Date. In each case, the “Grant Date” reflects the date on which the Compensation and Benefits Committee acted to approve the grant of the award.

(2) Estimated Possible Payouts Under Non-Equity Incentive Plan Awards. These columns show the range of potential payouts under the MPP based on the Corporation’s performance in 2010. “Threshold” is not applicable as the MPP authorizes the Committee to award annual cash incentives ranging from $0 to the “Maximum”. The MPP defines the Maximum for each position as follows: Chairman, the CEO or a combined Chairman and CEO position—0.6% of consolidated net income; President, any Vice Chairman, COO, or a combined President and COO—0.4% of consolidated net income; and the other named executive officers—0.3% of consolidated net income. “Target” awards are based on the Committee Guidelines which reflect the Committee’s composite view of an appropriate award considering market practices, internal pay equity and philosophical pay mix. The Guidelines specify target awards as 250% of target base salary for the Chairman and CEO and 150% of target base salary for other named executive officers. The Committee considers a range of financial and non-financial factors and exercises discretion in determining the actual award providing that such awards may not exceed the “Maximum” defined in the MPP.

(3) All Other Stock Awards: Number of Shares of Stock or Units. This column shows the number of restricted stock units granted to the named executive officers in 2010.

(4) All Other Option Awards: Number of Securities Underlying Options. This column shows the number of shares that may be issued to the named executive officers upon exercise of stock options granted in 2010.

(5) Exercise Price. In 2010, the exercise price for all stock options was the closing sale price of the Corporation’s common stock on the date of grant. In each case, the exercise price was equal to or greater than the closing market price of the Corporation’s common stock on the date of grant.

(6) Grant Date Fair Value. The grant date fair value of the stock and option awards was computed in accordance with FASB ASC Topic 718.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information for each named executive officer with respect to:

—	Each stock option to purchase common stock that had not been exercised and remained outstanding at December 31, 2010; and

—	Each award of restricted stock units and performance stock units that had not vested and remained outstanding at December 31, 2010.

	Option Awards(1)					Stock Awards

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexer- cised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#)(2) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)(6) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)(6) (j)
Frederick H. Waddell	25,000	—		$68.105	5/21/2011	113,776	$6,304,328	42,118	$2,333,758
	25,000	—		$52.300	5/20/2012
	44,048	—		$32.615	2/18/2013
	90,000	—		$49.120	2/17/2014
	75,000	—		$44.465	2/15/2015
	76,761	—		$52.095	2/21/2016
	48,829	16,276		$63.360	2/20/2017
	63,176	63,176		$71.230	2/19/2018
	67,702	203,106		$57.540	7/21/2019
	—	205,923		$50.990	2/15/2020
William L. Morrison	35,000	—		$68.105	5/21/2011	34,657	$1,920,344	14,040	$777,956
	3,635	—		$53.655	2/19/2012
	40,000	—		$52.300	5/20/2012
	15,519	—		$32.615	2/18/2013
	90,000	—		$49.120	2/17/2014
	75,000	—		$44.465	2/15/2015
	63,328	—		$52.095	2/21/2016
	30,186	10,061		$63.360	2/20/2017
	21,059	21,059		$71.230	2/19/2018
	22,568	67,702		$57.540	7/21/2019
	—	58,836		$50.990	2/15/2020

	Option Awards(1)					Stock Awards

Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Underlying Unexer- cised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#)(2) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3) (h)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)(6) (i)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)(6) (j)
Sherry S. Barrat	25,000	—		$68.105	5/21/2011	34,657	$1,920,344	14,040	$777,956
	2,125	—		$53.655	2/19/2012
	25,000	—		$52.300	5/20/2012
	35,614	—		$32.615	2/18/2013
	35,000	—		$49.120	2/17/2014
	30,000	—		$44.465	2/15/2015
	57,571	—		$52.095	2/21/2016
	30,186	10,061		$63.360	2/20/2017
	21,059	21,059		$71.230	2/19/2018
	22,568	67,702		$57.540	7/21/2019
	—	58,836		$50.990	2/15/2020
Steven L. Fradkin	30,000	—		$68.105	5/21/2011	34,657	$1,920,344	14,040	$777,956
	2,796	—		$53.655	2/19/2012
	30,000	—		$52.300	5/20/2012
	50,000	—		$49.120	2/17/2014
	55,000	—		$44.465	2/15/2015
	57,571	—		$52.095	2/21/2016
	30,186	10,061		$63.360	2/20/2017
	21,059	21,059		$71.230	2/19/2018
	22,568	67,702		$57.540	7/21/2019
	—	58,836		$50.990	2/15/2020
Jana R. Schreuder	20,000	—		$68.105	5/21/2011	34,657	$1,920,344	14,040	$777,956
	1,398	—		$53.655	2/19/2012
	20,000	—		$52.300	5/20/2012
	3,066	—		$32.615	2/18/2013
	25,000	—		$49.120	2/17/2014
	42,219	—		$52.095	2/21/2016
	26,634	8,878		$63.360	2/20/2017
	21,059	21,059		$71.230	2/19/2018
	22,568	67,702		$57.540	7/21/2019
	—	58,836		$50.990	2/15/2020

(1) Stock Options. Stock options are granted with an exercise price equal to the closing sale price of the common stock on the date of grant and expire 10 years after the date of the grant. This approach is designed to motivate the executive to contribute to the creation of stockholder value over the long term. The Corporation currently grants only non-qualified stock options because it believes that the tax benefits to the Corporation of non-qualified stock options outweigh the potential tax benefits to the executives of incentive stock options. All stock options held by the named executive officers that were granted prior to 2005 vested on or before February 2008. All stock options granted in 2005 vested 100% on March 31, 2005. All stock options granted in 2006 and thereafter will vest in equal annual installments over a four-year vesting period determined by the Committee. If the executive dies or becomes disabled, the stock options (whether vested or unvested) become vested and may be exercised until the earlier of five years following death or disability or the expiration date of the option. If the executive retires, the stock options continue to vest in accordance with their terms and, once vested, may be exercised until the earlier of five years following retirement or the expiration date of the option. If the executive’s employment is terminated under certain circumstances entitling the executive to severance benefits, the executive’s stock options (whether vested or unvested) may be exercised until the earlier of 180 days following termination of employment or the expiration date of the option. If the executive is a member of the Management Group on the date of grant, is age 55 or older with a minimum of 10 years of employment on the date of termination of employment, and is not otherwise retirement-eligible pursuant to the Corporation’s retirement policy, the stock options continue to vest and, once vested, may be exercised until the earlier of five years following termination of employment or the expiration date of the option. In other instances, vested stock options expire on the earlier of three months following termination of employment or the expiration date of the option, and unvested stock options expire on termination of employment. Upon a change in control of the Corporation, all stock options become vested and exercisable.

(2) Number of Restricted Stock Units. This column shows the number of unvested restricted stock units held by the named executive officers as of December 31, 2010. Restricted stock units granted prior to 2006 vest over a five-year period, and restricted stock units granted in 2006 and thereafter vest 50% on the third anniversary of the date of grant and 50% on the fourth anniversary of the date of grant. Restricted stock unit awards entitle an executive to receive one share of common stock in the year in which the award vests. Restricted stock units vest over a specified vesting period determined by the Committee. Terms and conditions associated with restricted stock units otherwise mirror the performance stock units in terms of the payment of dividend equivalents and pro-rata vesting upon death, disability, retirement, or termination of employment as described in footnote 4 below, except that the pro-rata vested restricted stock units will be distributed to the executive or the executive’s beneficiaries immediately upon the occurrence of the triggering event. In the event of a change in control, all restricted stock units become fully vested, but are not distributable until the occurrence of a regular distribution event, including expiration of the original specified vesting period or termination of employment.

(3) Market Value of Restricted Stock Units. This column shows the market value of the unvested restricted stock units held by the named executive officers, based on a price of $55.41 per share (the closing market price of the Corporation’s common stock on December 31, 2010, as reported by NASDAQ).

(4) Number of Performance Stock Units. This column shows the number of unvested performance stock units held by the named executive officers as of December 31, 2010. Performance stock units entitle an executive to receive shares of common stock, on a one-for-one basis, in the year in which the award vests, subject to satisfaction of pre-determined performance goals. Dividend equivalents on the performance stock units are paid on a current basis prior to vesting and distribution. If the executive dies, becomes disabled, or retires during the performance period, or the executive’s employment is terminated during the performance period under certain circumstances entitling the executive to severance benefits, the executive or the executive’s beneficiaries will be entitled to receive a distribution of a prorated number of performance stock units at the completion of the performance period upon certification that the applicable performance goals have been met. If the executive is a Management Group member on the date of grant, is age 55 or older on the date of termination of employment, and does not violate certain restrictive covenants concerning confidentiality and non-solicitation during the performance period, a prorated number of performance stock units is eligible for distribution at the completion of the performance period upon certification that the applicable performance goals have been met. In other instances where the executive leaves the Corporation during the performance period, the performance stock units are forfeited. Upon a change in control of the Corporation, all performance stock units become fully vested and are immediately distributable.

(5) Market Value of Performance Stock Units. This column shows the market value of the unvested performance stock units held by the named executive officers, based on a price of $55.41 per share (the closing market price of the Corporation’s common stock on December 31, 2010, as reported by NASDAQ).

(6) Cancellation of Performance Stock Units. In January 2011, performance stock units granted in 2008 and included in this table were cancelled as a result of failure to meet minimum performance goals for the three-year period ending December 31, 2010. No unvested performance units remained following cancellation of the 2008 awards.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth information for each named executive officer with respect to:

—	The exercise during 2010 of stock options to purchase shares of the Corporation’s common stock;

—	The dollar amount realized upon exercise of the stock options;

—	The number of shares acquired in 2010 upon the vesting of restricted stock units; and

—	The dollar amount realized upon vesting of the restricted stock units.

	Option Awards		Stock Awards

Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($)(1) (c)	Number of Shares Acquired On Vesting (#) (d)	Value Realized On Vesting ($)(2) (e)
Frederick H. Waddell(3)	2,461	$3,310	21,766	$1,047,489
William L. Morrison	—	—	8,520	$ 410,025
Sherry S. Barrat(3)	3,066	$68,027	4,867	$ 234,224
Steven L. Fradkin(3)	—	—	7,200	$ 346,500
Jana R. Schreuder(3)	—	—	4,014	$ 193,174

(1) Value Realized on Exercise. The value realized on the exercise of stock options represents the pre-tax difference between the option exercise price and the fair market value of the common stock on the date of exercise, multiplied by the number of shares of common stock covered by the stock options held by the named executive officers.

(2) Value Realized on Vesting. The value realized on the distribution of restricted stock units represents the average of the high and low sales prices on October 25, 2010, the distribution date approved by the Committee, as reported by NASDAQ, multiplied by the number of stock units held by the named executive officers.

(3) Deferred Stock Units. Under the provisions of the applicable restricted stock unit agreements for Mr. Waddell, Ms. Barrat, Mr. Fradkin, and Ms. Schreuder, a portion of the restricted stock units vesting in 2010 was required to be deferred until the earlier of (a) the year in which the Committee reasonably anticipates that, if the payment is made during that year, the deduction of the payment will not be barred by the Code Section 162(m), or (b) the period beginning with the date of the participant’s separation from service (as defined in the Amended and Restated 2002 Stock Plan) and ending on the later of the last day of the Corporation’s taxable year in which the participant incurs a separation from service or the 15th day of the third month following such separation from service. Based on this requirement, of the shares listed in the table above as acquired or vesting in 2010, the following shares represent deferred stock units:

Name	Number of Deferred Stock Units (#)	Value Realized on Vesting ($)
Mr. Waddell	21,256	$1,022,945
Ms. Barrat	869	$41,821
Mr. Fradkin	1,224	$58,905
Ms. Schreuder	586	$28,201

PENSION BENEFITS

Name (a)	Plan Name (b)	Number of Years Credited Service (#) (c)	Present Value Of Accumulated Benefit ($) (d)	Payments During Last Fiscal Year ($) (e)
Frederick H. Waddell	Qualified Pension Plan	35	$1,291,917	—
	Supplemental Pension Plan	35	$9,513,298	—
William L. Morrison	Qualified Pension Plan	15	$639,277	—
	Supplemental Pension Plan	15	$2,435,651	—
Sherry S. Barrat	Qualified Pension Plan	21	$936,375	—
	Supplemental Pension Plan	21	$3,293,712	—
Steven L. Fradkin	Qualified Pension Plan	26	$583,398	—
	Supplemental Pension Plan	26	$2,240,467	—
Jana R. Schreuder	Qualified Pension Plan	31	$850,261	—
	Supplemental Pension Plan	31	$2,892,618	—

The information presented in the Pension Benefits table is as of the measurement date of December 31, 2010, which is the measurement date used for reporting purposes in the Corporation’s 2010 Annual Report to Stockholders.

Pension Plan and Supplemental Pension Plan

Defined benefit pension benefits are provided to employees under the Pension Plan and the Supplemental Pension Plan, and are available to all employees of the Bank and affiliates and subsidiaries that have adopted the Plans. The Pension Plan is a tax-qualified retirement plan that provides a retirement benefit as described below, which is subject to various limitations of the Code and the Pension Plan. The Supplemental Pension Plan is a non-qualified retirement plan that provides the portion of an employee’s benefit that cannot be paid under the Pension Plan due to the Code and Pension Plan limits. The material terms and conditions of the Pension Plan and the Supplemental Pension Plan as they relate to the named executive officers include the following:

Eligibility: Employees participate in the Pension Plan after completing six months of vesting service. Employees with six months of vesting service who would have a portion of their benefit from the Pension Plan limited due to Code or Pension Plan restrictions also participate in the Supplemental Pension Plan. All named executive officers participate in both Plans.

Benefit Formula: The benefits of the named executive officers are determined under the Pension Plan’s Traditional Formula. The Traditional Formula’s main components are service, eligible pay, age, and an offset for Social Security. The Traditional Formula first multiplies 1.8% by the average of the participant’s highest 60 consecutive calendar months of eligible pay. This amount is further multiplied by the participant’s years of credited service (up to a maximum of 35 years). The Social Security offset is then determined by multiplying 0.5% by (i) the lesser of the participant’s Social Security Covered Compensation limit or the average of the participant’s eligible pay for the three consecutive years prior to retirement by (ii) the participant’s years of credited service (up to 35 years). This offset is subtracted from the benefit amount previously calculated to determine the annual benefit amount produced by the Traditional Formula.

The following definitions are used under the Traditional Formula:

—

Eligible Pay: “Eligible pay” is defined as base salary (including any before-tax payroll deductions), shift differential, overtime, and certain types of performance-based incentive compensation, including Northern Performance Incentives under the Northern Partners Incentive Plan, compensation under the MPP, payments from the then-existing Annual Performance Plan, and the cash value of stock options which were specifically paid in lieu of cash incentives from January 1, 2002 through April 30, 2004. Cash incentives deferred under the DCP are not included in eligible pay under the Pension Plan but are included in eligible pay under the Supplemental Pension Plan.

—

Social Security Covered Compensation: “Social Security Compensation” means, for a participant, the average of the Social Security taxable wage base for each of the 35 calendar years ending in the year in which the participant attains Social Security retirement age. In determining Covered Compensation as of a certain year, the taxable wage base for any subsequent year is assumed to be the same as for the determination year.

Pension benefits are first calculated without regard to the Code limits and including in eligible pay the amounts deferred under the DCP. They are then recalculated applying the Code limits and excluding DCP deferrals from eligible pay to determine the amount of the benefit that is payable from the Pension Plan. The difference between the total benefit calculation and the Pension Plan calculation is paid from the Supplemental Pension Plan.

Benefit Entitlement: A participant is eligible to receive a benefit under the Pension Plan and Supplemental Pension Plan after completing three years of vesting service.

Retirement: A participant is eligible for a normal retirement benefit based on the Traditional Formula described above if his or her employment terminates on or after age 65 (or for participants who begin participation in the Pension Plan after age 60, upon the first to occur of reaching the fifth anniversary of commencement of participation or achieving five years of vesting service). A participant is eligible for an early retirement benefit if his or her employment terminates on or after age 55 and he or she has completed 15 years of credited service. The early retirement benefit is equal to the normal retirement benefit described above, reduced by 0.5% for each month payments are received prior to age 62 (or prior to age 60 under certain circumstances). A participant who terminates employment with three years of vesting service but prior to becoming eligible for a normal or early retirement benefit is eligible for a “vested terminee” benefit commencing any time after termination, with payments reduced by 0.5% for each month up to 120 months that payments are received prior to age 65, then actuarially reduced for each month that payments are received prior to age 55. Additionally, Messrs. Waddell and Morrison and Ms. Barrat are each eligible for early retirement benefits. All other named executives have earned vested terminee benefits.

Form of Benefit Payment: The Traditional Formula calculates the amount of benefit payable in the “normal” form. The normal form of benefit payment under the Pension Plan is a single life annuity in the case of an unmarried participant and a 50% joint and survivor annuity in the case of a married participant, although optional forms of payment are available, depending on marital status and age and years of service. A lump sum option is available in all cases. All optional forms are the actuarial equivalent of the normal form of payment. The normal form of benefit under the Supplemental Pension Plan is a five-year certain annuity, payable to the participant in five annual installments; if the participant dies prior to receiving full benefits, payments will continue for the remainder of the five years to a designated beneficiary. The installment payments are credited with interest equal to the greater of the annual yield on the monthly five-year Treasury securities with a constant maturity plus 150 basis points or the month-end Moody’s Long Term Aa Corporate Bond Index yield, determined as of the last month of the same calendar quarter as the interest rate used to calculate any lump sum benefit for the participant under the Pension Plan. If, however, the value of the Supplemental Pension benefit is $125,000 or less, the benefit is paid in a single lump sum.

Assumptions. The assumptions used in calculating the present value of the accumulated benefit are set forth in footnote 21 to the Consolidated Financial Statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” each contained in the Corporation’s 2010 Annual Report to Stockholders. The Corporation does not grant extra years of credited service under the Pension Plan, other than as noted above under “Compensation Discussion and Analysis—Additional Elements of Compensation—Severance Benefits.”

NON-QUALIFIED DEFERRED COMPENSATION

Name (a)	Form of Deferred Compensation (b)	Executive Contributions In Last FY(1) ($) (c)	Registrant Contributions in Last FY(2) ($) (d)	Aggregate Earnings in Last FY(3) ($) (e)	Aggregate Withdrawals/ Distributions ($) (f)	Aggregate Balance at Last FYE(4) ($) (g)
Frederick H. Waddell	Deferred Compensation Plan	—	—	—	—	—
	Supplemental TIP	$39,300	$19,650	$103,519	—	$682,464
	Deferred Stock Units	$1,022,945	—	$304,968	—	$3,941,258
William L. Morrison	Deferred Compensation Plan	—	—	—	—	—
	Supplemental TIP	$18,300	$9,150	$1,468	—	$544,435
	Deferred Stock Units	—	—	$22,605	—	$416,129
Sherry S. Barrat	Deferred Compensation Plan	—	—	—	—	—
	Supplemental TIP	$18,300	$9,150	$47,195	—	$432,664
	Deferred Stock Units	$41,821	—	$20,565	—	$310,186
Steven L. Fradkin	Deferred Compensation Plan	—	—	$16,561	$(61,441)	$122,448
	Supplemental TIP	$18,300	$9,150	$41,114	—	$332,735
	Deferred Stock Units	$58,905	—	$37,057	—	$585,850
Jana R. Schreuder	Deferred Compensation Plan	—	—	—	—	—
	Supplemental TIP	$18,300	$9,150	$29,779	—	$265,430
	Deferred Stock Units	$28,201	—	$5,804	—	$60,729

(1) Executive Contributions. The amount of executive contributions made by each named executive officer as reported in column (c) above, is also included in each named executive officer’s compensation reported under the Summary Compensation Table, either as “Salary” or “Stock Awards.”

(2) Registrant Contributions. The amount of the contributions made by the Corporation to each named executive officer under Supplemental TIP, as reported in column (d) above, is also included in each named executive officer’s “All Other Compensation” under the Summary Compensation Table.

(3) Aggregate Earnings. The aggregate earnings in column (e) above are not reported in the Summary Compensation Table.

(4) Aggregate Balance. The aggregate balance at December 31, 2010, as reported in column (g) above, reflects amounts that either are currently reported or were previously reported as compensation in the Summary Compensation Table for 2010 or prior years, except for the aggregate earnings on deferred compensation.

Deferred Compensation Plan

The Corporation maintains the DCP pursuant to which eligible employees, including the named executive officers, may defer all or a portion of their eligible annual incentive cash awards until a later date. The material terms and conditions of the DCP as they relate to the named executive officers include the following:

Eligibility: An employee is eligible to participate in the DCP for any calendar year if as of the preceding November 15 he or she (i) was actively employed by the Corporation or a subsidiary and either resided in the U.S. or was a U.S. expatriate on temporary international assignment, (ii) participated in the Northern Partners Incentive Plan (with respect to performance, sales or technical incentives) or the MPP, and (iii) had an annual base salary of $100,000 or more or a combination of base salary and cash awards paid from April 1 of the prior year through March 31 of the current year equal to $150,000 or more.

Contributions: Each participant must make an election prior to the beginning of a calendar year, and can elect to defer up to 100% of each eligible cash incentive award that will be paid for the second calendar year following the year of the election, subject to a minimum deferral of $2,500 of each cash incentive award. All deferrals are credited to an account maintained for the participant under the DCP. No employer contributions are made under the DCP.

Vesting: A participant is fully vested in his or her entire DCP account balance at all times.

Investments: Each participant’s DCP account is credited with earnings or losses based on investment alternatives made available under the DCP and selected by the participant. On a monthly basis, participants can change their DCP investment alternatives among the alternatives offered in the DCP. The 2010 performance (net of fees) of the investment alternatives is as follows:

Investment Alternative	Annual Return
Brandywine Multi-Cap Equity*	-1.05%
Dodge & Cox Stock*	0.97%
MS Institutional Small Company Growth*	0.63%
NIF Bond Portfolio	6.83%
NIF Diversified Assets Portfolio	4.88%
NIF Equity Index Portfolio	14.89%
NIF Focused Growth Portfolio*	-1.59%
NIF International Equity Portfolio	8.78%
NF Bond Index**	6.21%
NF Mid Cap Index**	30.36%
NF Small Cap Index**	31.39%
Northern Multi-Manager Mid Cap	24.32%
Prudential Jennison Small Cap Core Strategy***	19.57%
RS Partners Small Company Value*	5.61%
Vanguard Inflation-Protected Securities Index**	4.58%
Vanguard International Stock Index**	17.05%
Vanguard Retirement Income	9.39%
Vanguard Target Retirement 2005	9.71%
Vanguard Target Retirement 2010	11.43%
Vanguard Target Retirement 2015	12.47%
Vanguard Target Retirement 2020	13.12%
Vanguard Target Retirement 2025	13.84%
Vanguard Target Retirement 2030	14.43%
Vanguard Target Retirement 2035	15.14%
Vanguard Target Retirement 2040	15.17%
Vanguard Target Retirement 2045	15.19%
Vanguard Target Retirement 2050	15.20%
Victory Institutional Diversified Stock***	15.36%

*	Investment alternative was available only through August 2, 2010. Return shown above is return from January 1, 2010 through August 2, 2010.

**	Investment alternative was available only after January 31, 2010. Return shown above is return from February 1, 2010 through December 31, 2010.

***	Investment alternative was available only after August 1, 2010. Return shown above is return from August 2, 2010 through December 31, 2010.

Distributions: At the time a participant makes a deferral election, he or she must elect a short-term deferral or a retirement deferral. If the participant elects a short-term deferral, distribution of such amount must be deferred until a later specified date, which is at least three years following the end of the year in which the cash incentive award would have otherwise been paid. The short-term deferral, including the attributable earnings or losses, is paid to the participant in a lump sum. If the participant elects a retirement deferral, distribution of such amount will be deferred until the participant retires after reaching eligibility for early or normal retirement under the Pension Plan. At the time the participant makes the retirement deferral election, he or she must also elect whether the deferral, including the attributable earnings or losses, will be paid in a lump sum or in installments payable over five or 10 years. Notwithstanding the foregoing, if the participant’s employment terminates before the scheduled distribution date, the short-term or retirement deferral, and attributable earnings or losses, will be paid in a lump sum within 60 days following the date of such termination. If the participant is deemed to be a “key employee” as defined by the Code, any distribution that was deferred after December 31, 2004 and is payable due to retirement or termination of employment will be delayed for six months following the date of such retirement or termination.

Supplemental TIP

Supplemental TIP is a non-qualified retirement plan that provides the portion of an employee’s benefit that cannot be paid under TIP due to the Code’s limit on the amount of a participant’s compensation that can be taken into account in determining TIP benefits. Account information provided for Supplemental TIP also includes account balances in the Northern Trust Corporation Supplemental Employee Stock Ownership Plan (“Supplemental ESOP”), which was frozen effective January 1, 2005 when the qualified Northern Trust Employee Stock Ownership Plan was merged into TIP. Contributions to Supplemental ESOP have not been permitted since January 1, 2005. The material terms and conditions of Supplemental TIP as they relate to the named executive officers include the following:

Eligibility: An employee is eligible to participate in Supplemental TIP for any calendar year if he or she participates in TIP and as of the prior November 30th his or her base salary exceeded the Code compensation limit ($245,000 in 2010). Employees are eligible to participate in TIP and elect salary deferrals immediately upon their hire, and are eligible for employer matching contributions after six months of service. All named executive officers participate in both Plans.

Contributions: Each participant must make an election prior to the beginning of a calendar year to contribute to Supplemental TIP a portion of his or her base salary that exceeds the Code compensation limit. A participant’s election remains in effect for subsequent calendar years until revised or revoked by the participant. Any revision or revocation must be made prior to the calendar year in which the revision or revocation is to become effective. The Corporation makes a matching contribution under Supplemental TIP using the formula in TIP (for 2010 a matching contribution equal to 50% of the first 6% of deferred salary, for a maximum matching contribution of 3% of salary). In addition, if the Corporation meets an annual earnings goal, the Corporation will make a contingent matching contribution of 50% of the first 3% of deferred salary to TIP. However, no contingent matching contributions will be made to Supplemental TIP.

Vesting: Each participant generally vests in the employer contributions under TIP and Supplemental TIP on a graduated basis of 20% per year over five years and is fully vested after five years. The named executive officers are fully vested in their TIP and Supplemental TIP accounts.

Investments: Each participant’s Supplemental TIP account is credited with earnings or losses based on investment alternatives made available under Supplemental TIP and selected by the participant (which are generally the same investment alternatives available to participants under TIP). On a monthly basis, participants can change their Supplemental TIP investment alternatives among the alternatives offered in Supplemental TIP. For 2010, the investment alternatives available to Supplemental TIP participants were the same as those for DCP participants. The 2010 performance of those investment alternatives is set forth on page 67 above.

Distributions: No withdrawal or borrowing of Supplemental TIP assets is permitted during a participant’s employment. Distribution of the entire Supplemental TIP account balance generally is made to a participant within 90 days after the participant’s termination of employment. If the participant is deemed to be a “key employee”, as defined by the Code, the portion of his or her Supplemental TIP account accruing after December 31, 2004 is distributed as a single lump sum following the six month anniversary of the termination of employment.

Deferred Stock Units

As noted above in footnote 3 under the Option Exercises and Stock Vested table, restricted stock units granted prior to 2010 may be required to be deferred until the earlier of (a) the year in which the Committee reasonably anticipates that, if the payment is made during that year, the deduction of the payment will not be barred by the Code Section 162(m), or (b) the period beginning with the date of the participant’s separation from service (as defined in the Amended and Restated 2002 Stock Plan) and ending on the later of the last day of the Corporation’s taxable year in which the participant incurs a separation from service or the 15th day of the third month following such separation from service. “Executive Contributions in Last FY” in the table above represent the value of the stock units required to be deferred, and “Aggregate Earnings in Last FY” represent the change in the value of the deferred stock units, which is based on the change in the value of the underlying shares of common stock into which the stock units convert.

POTENTIAL PAYMENTS UPON TERMINATION OF EMPLOYMENT OR A CHANGE IN CONTROL OF THE CORPORATION

The Corporation provides certain benefits to eligible employees upon certain types of termination of employment, including a termination of employment involving a change in control of the Corporation. These benefits are in addition to the benefits to which the employees would be entitled upon a termination of employment generally (i.e., (i) vested retirement benefits accrued as of the date of termination, (ii) stock-based awards that are vested as of the date of termination, (iii) the right to continue medical coverage pursuant to COBRA, and (iv) severance payments to salaried employees upon an involuntary termination of employment due to a reduction in force or job elimination). These incremental benefits as they pertain to the named executive officers are described below.

The Corporation’s decision to enter into employment security agreements described below and the determination of the level of benefits under those agreements, as well as under various termination of employment scenarios were exercises in judgment, informed by (i) the recognition that the Corporation does not have employment agreements with its named executive officers, (ii) the Corporation’s desire to provide the named executive officers with sufficient security to assure they are not distracted and remain focused on maximizing stockholder value during and after a change in control, (iii) the Corporation’s goal of providing executive compensation at levels that are competitive with similar positions to those in its peer group companies, (iv) the nature and scope of the job responsibilities undertaken by the named executive officers, and (v) the terms of other types of compensation paid by the Corporation to the named executive officers. In particular, in setting the terms of the benefits payable to the named executive officers under various termination scenarios, the Committee was guided in large part by a desire to be sufficiently responsive to market forces and the environment in which the Corporation seeks to attract, retain, and motivate its named executive officers by providing benefits consistent and competitive with those of the peer group companies with which it competes for top executive talent. In initially establishing the form and level of post-termination benefits, the Committee received and reviewed relevant peer group company information provided by Aon Hewitt. In particular, this competitive peer group data influenced the decision of the Committee to provide for employment security agreements, to set the level of lump sum payments equal to three years of salary and bonus, and to provide for the vesting of equity compensation awards, the continuation of coverage under certain health and welfare plans, and other protections afforded in the event of a termination of employment in connection with a change in control or under other termination of employment scenarios.

Employment Security Agreements

The Corporation has employment security agreements with the named executive officers and certain other executive officers. The employment security agreements provide benefits upon the occurrence of the following terminations of employment that are in connection with an actual or pending change in control of the Corporation (as defined below):

—

A termination of the executive’s employment by the Corporation or a subsidiary without “good cause” that occurs either within two years after a change of control of the Corporation or during the period pending a change in control of the Corporation; or

—

An executive’s voluntary termination of employment with the Corporation or a subsidiary for “good reason” that occurs either within two years after a change in control of the Corporation or during the period pending a change in control of the Corporation.

The benefits provided to a named executive officer upon such a termination of employment would consist of the items identified in the following seven bullet points:

—

A lump sum payment equal to three times the sum of (i) the named executive officer’s annual salary in effect on the date of employment termination, or if higher, the date of the change in control and (ii) the average of the named executive officer’s awards under the Corporation’s cash incentive plans for the last three fiscal years of participation in such plans prior to the date of termination, or, if higher, the date of the change in control.

The amount of this payment to each named executive officer, assuming the named executive officer became eligible for benefits under the agreement due to a termination of employment on December 31, 2010 (the last business day of 2010), would be as follows: Mr. Waddell: $6,200,000; Mr. Morrison: $3,050,000; Ms. Barrat: $3,050,000; Mr. Fradkin: $3,075,000; and Ms. Schreuder: $3,100,000.

—

A lump sum payment of a prorated portion of the average amounts paid to the named executive officer under the Corporation’s cash incentive plans for the last three fiscal years of participation in such plans prior to the date of termination, or, if higher, the date of the change in control, less any amounts paid to the named executive officer under those plans with respect to completed performance periods occurring in the year the named executive officer’s employment terminates.

The amount of this payment to each named executive officer, assuming the executive became eligible for benefits under the employment security agreement due to a termination of employment on December 31, 2010, would be as follows: Mr. Waddell: $1,666,667; Mr. Morrison: $466,667; Ms. Barrat: $466,667; Mr. Fradkin: $475,000; and Ms. Schreuder: $483,333.

—

With respect to equity awards: (i) full vesting of all stock options, (ii) all outstanding nonqualified stock options, and incentive stock options granted on or after September 25, 2001, remain exercisable for five years following termination of employment (or until the end of the option term, if earlier), (iii) full vesting of all outstanding restricted stock units, and (iv) full vesting and immediate distribution of all outstanding performance stock units at the maximum level (125%) provided in the awards. The named executive officers become entitled to accelerated vesting upon an actual change in control, even if there is no termination of employment, or upon termination during a pending change in control.

Assuming a termination of employment under the employment security agreement on December 31, 2010, the fully vested equity awards would have the following values for each named executive officer:

Mr. Waddell:	$910,180	(stock options)
	$4,523,214	(restricted stock units)
	$2,917,198	(performance stock units)

Mr. Morrison:	$260,055	(stock options)
	$1,364,368	(restricted stock units)
	$972,446	(performance stock units)

Ms. Barrat:	$260,055	(stock options)
	$1,364,368	(restricted stock units)
	$972,446	(performance stock units)

Mr. Fradkin:	$260,055	(stock options)
	$1,920,344	(restricted stock units)
	$972,446	(performance stock units)

Ms. Schreuder:	$260,055	(stock options)
	$1,920,344	(restricted stock units)
	$972,446	(performance stock units)

The value of the fully vested stock options is based on the difference between the option exercise price and $55.41, which was the closing market price of the Corporation’s common stock on December 31, 2010. The value of the fully vested restricted stock units and performance stock units is also based on the $55.41 closing market price.

The amounts set forth above with respect to performance stock units assume that these units vested pursuant to a change in control on December 31, 2010. In fact, these performance stock units were forfeited in 2011 due to the applicable performance goals not having been attained. In addition, the deemed vesting of these units accounts for $7,797,205 of the gross-up payments estimated below.

—

Continued coverage under the Corporation’s health, dental, life, accident, disability, and other welfare benefit plans for three years (or if earlier, until the executive becomes covered under similar plans maintained by another entity that provides at least equal benefits). If the named executive officer cannot be covered under any plan of the Corporation due to legal or contractual restrictions, the Corporation would provide the executive with substantially similar benefits and coverage.

The value of this continued benefit coverage for three years to each named executive officer would be as follows: Mr. Waddell: $35,404; Mr. Morrison: $35,404; Ms. Barrat: $30,488; Mr. Fradkin: $35,404; and Ms. Schreuder: $35,404. These amounts are derived by multiplying the Corporation’s annual cost of providing such coverage in 2010 by three, to reflect a three-year benefit continuation period.

—	Up to an additional three years of age and/or service credits for purposes of determining eligibility and subsidy for participation in the Corporation’s retiree medical plans and an additional three-year age and service credit for benefits under the Supplemental Pension Plan. Assuming a termination of employment under the employment security agreement on December 31, 2010, the value of these age and service credits to each named executive officer would be: Mr. Waddell: $0; Mr. Morrison: $1,319,618; Ms. Barrat: $612,701; Mr. Fradkin: $262,147; and Ms. Schreuder: $1,133,582. The assumptions used in calculating the present value of the age and service credits are set forth in footnote 21 to the Consolidated Financial Statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” each contained in the Corporation’s 2010 Annual Report to Stockholders.

—	Full vesting in benefits accrued under the Supplemental Pension Plan and Supplemental TIP. All named executive officers are already vested in these benefits.

—

A gross-up payment to the executive to cover any excise and related income tax liability arising under Section 280G of the Internal Revenue Code as a result of any payment or benefit arising under the employment security agreement.

Assuming a termination of employment under the employment security agreement on December 31, 2010, the named executive officers would be entitled to the following gross-up payments: Mr. Waddell: $4,785,919; Mr. Morrison: $0; Ms. Barrat: $2,005,672; Mr. Fradkin: $1,934,604; and Ms. Schreuder: $2,343,468.

For purposes of the employment security agreements:

—

“Good cause” means (i) the executive’s conviction of a criminal violation involving dishonesty, fraud or breach of trust with respect to the business of the Corporation or any subsidiary; (ii) the executive’s willful engagement in misconduct in the performance of his duties that causes material injury to the Corporation; (iii) the executive’s act that, if known to clients, customers, stockholders or regulators, would materially and adversely impact the business of the Corporation or any subsidiary; (iv) the executive’s act or omission that causes a regulatory body to demand, request, or recommend the suspension or removal of the executive from his position with the Corporation or any subsidiary; or (v) the executive’s willful and substantial nonperformance of his duties that is not cured within 10 days after written notice from the Corporation.

—

“Good reason” exists if (i) there is a material reduction in the executive’s authority, duties or responsibilities; (ii) there is a material reduction in the executive’s base salary; (iii) the Corporation materially changes the principal location in which the executive is required to perform services to outside the current geographical employment area, or the executive is required to spend more than 50 working days per year outside the current geographical employment area; or (iv) the Corporation fails to provide a level of employee benefits not materially less than those provided in the aggregate by such plans prior to the date of the agreement, or the date of the change of control, if greater.

—

“Change in control” means (i) a person’s acquisition of 20% or more of the voting power of the Corporation’s outstanding securities; (ii) the election, without the consent of two-thirds of the incumbent board of directors, of the lesser of three directors or a majority of the directors then in office; (iii) a merger or consolidation of the Corporation (subject to certain exceptions); or (iv) a sale of all or substantially all of the Corporation’s assets (subject to certain exceptions) or stockholder approval of a complete liquidation or dissolution of the Corporation.

—

“Period pending change in control” means (i) the period commencing upon the Corporation’s entering into an agreement, or the Corporation or any person’s public announcement of intention to take action, the consummation of which would result in a change in control, and ending upon the occurrence of the change in control or the abandonment or termination of such agreement or actions; (ii) the period commencing upon a person’s acquisition of 15% or more of either the then outstanding shares of the Corporation’s common stock or the voting power of the Corporation’s outstanding securities and ending upon the earlier of the occurrence of the change in control or one year following the person’s acquisition of the outstanding shares or voting power; or (iii) the period commencing upon the board’s adoption of a resolution that a pending change in control has occurred and ending upon the earlier of the change in control or one year following the board’s resolution.

Equity Compensation Plans and Agreements

As described below, a change in control of the Corporation or a named executive officer’s termination of employment with the Corporation or a subsidiary due to death, disability, or retirement (and which is not a termination as described in his or her employment security agreement) can result in enhanced benefits under the Corporation’s equity compensation plans and agreements.

Restricted Stock Units/Performance Stock Units. If the executive dies, becomes disabled, or retires during the vesting/performance period, or the executive’s employment is terminated during the vesting/performance period under certain circumstances entitling the executive to benefits under the Corporation’s severance plan, the executive or the executive’s beneficiaries will be entitled to receive a distribution of a prorated number of restricted stock units and, at the completion of the performance period upon certification that the applicable performance goals have been met, performance stock units. In addition, if an executive is a Management Group member on the date of grant, is age 55 or older on the date of termination of employment, and does not compete with the Corporation during the vesting/performance period, a prorated number of restricted stock units and, at the completion of the performance period upon certification that the applicable performance goals have been met, performance stock units are eligible for distribution. In other instances where the executive leaves the Corporation during the vesting/performance period, the restricted stock units and performance stock units are forfeited. Upon a change in control of the Corporation, all restricted stock units become fully vested and all performance stock units become fully vested and immediately distributable based upon an assumption of maximum performance and payout level (125%) as provided in the awards.

Stock Options. If the executive dies or becomes disabled, the executive’s outstanding stock options become vested and may be exercised until the earlier of five years following death or disability or the expiration date of the option. If the executive retires, or if the executive is a member of the Management Group on the date of grant, is age 55 or older with a minimum of 10 years of employment on the date of termination of employment, and is not otherwise retirement-eligible pursuant to the Corporation’s retirement policy, the stock options continue to vest in accordance with their terms and, once vested, may be exercised until the earlier of five years following retirement or the expiration date of the option. If the executive’s employment is terminated under certain circumstances entitling the executive to severance benefits, the executive’s stock options (whether vested or unvested) may be exercised until the earlier of 180 days following termination of employment or the expiration date of the option. In other instances, vested stock options expire on the earlier of three months following termination of employment or the expiration date of the option, and unvested stock options expire on termination of employment. Upon a change in control of the Corporation, all stock options become vested and exercisable.

The Corporation’s equity award agreements contain provisions related to a change in control of the Corporation. In the absence of an employment security agreement, the provisions of the equity award agreements provide for the same accelerated vesting of equity awards as outlined above in the discussion of employment security agreements. Therefore, in the event of a change in control, absent an employment security agreement, the value of all fully vested equity awards would be the same as reported for a termination of the named executive’s employment related to a change in control under the employment security agreement.

Assuming, in the absence of a change in control, a termination of the named executive officer’s employment due to death, disability, or retirement (including termination while a member of the Management Group at age 55 with the requisite service) occurred on December 31, 2010, stock options under the equity compensation plans would have accelerated or continued vesting and the value of these fully vested stock options would be the same as reported for a termination related to a change in control under the employment security agreements. Absent a change in control, in the event of a termination of a named executive officer’s employment due to death, disability or retirement (including termination while a member of the Management Group at age 55 with the requisite service) on December 31, 2010, equity award agreements for restricted stock units and performance stock units provide for prorated vesting of units. The value of these prorated units for each named executive officer is:

Mr. Waddell:	$1,678,092	(restricted stock units)
	—	(performance stock units)

Mr. Morrison:	$521,629	(restricted stock units)
	—	(performance stock units)

Ms. Barrat:	$521,629	(restricted stock units)
	—	(performance stock units)

Mr. Fradkin:	$521,629	(restricted stock units)
	—	(performance stock units)

Ms. Schreuder:	$521,629	(restricted stock units)
	—	(performance stock units)

The value of the prorated restricted stock units and performance stock units is also based on the $55.41 closing market price. Unlike the valuations in the change in control context, these estimated values assume a prorated distribution (rather than full distribution) of restricted stock units and performance stock units and the proration for performance stock units is based on the target number versus a maximum performance assumption.

In January 2011, performance stock units granted in 2008 and included in the value of prorated performance stock units above were cancelled as a result of failure to meet minimum performance goals for the three-year period ending December 31, 2010. No unvested performance stock units remained following cancellation of the 2008 awards.

DIRECTOR COMPENSATION

The following table sets forth all compensation paid to each non-employee director of the Corporation in 2010.

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($)(1) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compen- sation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (f)	All Other Compen- sation ($)(2) (g)	Total ($) (h)
Linda Walker Bynoe	$107,467	$90,000	—	—	—	—	$197,467
Nicholas D. Chabraja	$95,000	$90,000	—	—	—	—	$185,000
Susan Crown	$90,000	$90,000	—	—	—	—	$180,000
Dipak C. Jain	$102,467	$90,000	—	—	—	—	$192,467
Arthur J. Kelly(3)	$39,080	—	—	—	—	—	$39,080
Robert W. Lane	$95,972	$90,000	—	—	—	—	$185,972
Robert C. McCormack	$99,533	$90,000	—	—	—	—	$189,533
Edward J. Mooney	$110,000	$90,000	—	—	—	—	$200,000
John W. Rowe	$117,467	$90,000	—	—	—	—	$207,467
Harold B. Smith(3)	$27,445	—	—	—	—	—	$27,445
David H.B. Smith, Jr.(4)	$68,291	$90,000	—	—	—	—	$158,291
William D. Smithburg	$105,000	$90,000	—	—	—	—	$195,000
Enrique J. Sosa	$93,511	$90,000	—	—	—	—	$183,511
Charles A. Tribbett III	$90,000	$90,000	—	—	—	—	$180,000

(1) Stock Awards. This column shows the grant date fair value of the stock awards for all non-employee directors in 2010, computed in accordance with FASB ASC Topic 718. See footnote 22 to the Consolidated Financial Statements contained in the Corporation’s 2010 Annual Report to Stockholders for a discussion of the assumptions made by the Corporation in the valuation of these restricted stock unit awards. As of December 31, 2010, each non-employee director (other than Messrs. Kelly and H.B. Smith, who retired as members of the Board effective April 20, 2010) held 1,625.43 unvested stock units, which, as described below, represented the stock unit award made by the Corporation in February 2010.

(2) All Other Compensation. Perquisites paid or provided to directors in 2010 were less than the SEC’s minimum threshold for disclosure ($10,000).

(3) Messrs. Kelly and H.B. Smith retired as members of the Board effective April 20, 2010.

(4) Mr. D.H.B. Smith, Jr. became a member of the Board effective April 20, 2010.

General

Directors who are employees of the Corporation receive no additional compensation for serving on the board of directors or on any board committee.

2010 Director Compensation

Cash Compensation. In 2010, non-employee directors of the Corporation received the following cash compensation for their service on the board of directors:

Annual Retainer	$90,000
Additional Fee for the Chairman of each Board Committee (other than the Executive Committee)	$15,000
Additional Fee for Audit Committee Members (including the Chairman)	$5,000
Additional Fee for Lead Director	$15,000

All non-employee directors also are eligible to receive a per diem fee of $1,000 when required to attend orientation meetings or to perform specific services on behalf of the Corporation. The Corporation paid $12,000 for such services in 2010.

Equity Compensation. In February 2010, each non-employee director then in office received a grant of stock units under the Corporation’s 2002 Stock Plan equal in value to $90,000, with the actual number of stock units (1,625.43 stock units) based on the closing sale price of the common stock on the date of the 2010 annual meeting of stockholders. All of the stock units granted to directors in February 2010 will vest on the date of the 2011 annual meeting of stockholders. Stock units do not have voting rights. Dividend equivalents on the non-employee directors’ stock units are subject to the same vesting, forfeiture, and distribution provisions as the underlying stock units. Each stock unit entitles a director to one share of common stock at vesting, unless a director elects to defer receipt of the shares.

2011 Director Compensation

All non-employee director compensation for 2011 will remain the same as it was in 2010.

Deferral of Compensation

Non-employee directors may elect to defer payment of their cash compensation and stock units until termination of their service as directors. Any deferred cash compensation is converted into stock units representing shares of common stock. The value of each such stock unit is based upon the market price of the stock at the end of the calendar quarter for which the cash compensation would have been paid. Dividend equivalents on all deferred stock units are paid quarterly to a cash account and accrue interest at an interest rate determined from time to time by the Committee. Deferred cash compensation and dividend equivalents will be paid out in cash, and deferred stock units will be distributed in stock, in each case in a lump sum or in up to 10 annual installments at the election of the director.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2010 with respect to the Corporation’s compensation plans (including individual compensation arrangements) under which equity securities of the Corporation are authorized for issuance:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants, and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights(1) (b)	Number of Securities Remaining Available for Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by stockholders(2)	18,811,353	(3)	53.78	15,365,279	(4)
Equity compensation plans not approved by stockholders(5)	104,720		N/A	N/A
Total	18,916,073		53.78	15,365,279

(1) Weighted-average exercise price of outstanding stock options (excludes restricted stock units and performance stock units, which were granted at no cost to participants).

(2) These plans are the Corporation’s Amended 1992 Incentive Plan and the Amended and Restated 2002 Stock Plan.

(3) Consists of 16,407,354 stock options and 2,403,999 units.

(4) All of these shares are issuable under the Amended and Restated 2002 Stock Plan.

(5) Consists of stock units under the terms of the 1997 Deferred Compensation Plan for Non-Employee Directors, as Amended and Restated. These stock units have been deferred at the election of certain directors and will be distributed on a one-for-one basis in shares of common stock following retirement.

ITEM 2—ADVISORY VOTE ON EXECUTIVE COMPENSATION

Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, the SEC enacted requirements for the Corporation to include in this proxy statement a separate resolution, subject to an advisory vote, to approve the compensation of our named executive officers. This proposal is commonly referred to as a “Say on Pay” proposal. As required by these rules, we are asking you to vote FOR the adoption of the following resolution:

“Resolved, that the compensation paid to the Corporation’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K of the Securities Exchange Act of 1934, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby APPROVED.”

As an advisory vote, this proposal is not binding on the Corporation. Although the vote is non-binding, the board of directors and the Compensation and Benefits Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

As outlined in the Compensation Discussion and Analysis that begins at page 28, the Corporation has a conservative performance-based compensation system in place that provides appropriate levels of compensation. The Corporation’s executive compensation program is designed to attract, motivate, and retain individuals who will contribute to the Corporation’s success and the creation of stockholder value. The Compensation and Benefits Committee believes that executive officers are best motivated when their incentive compensation is tied to the Corporation’s overall performance and the performance of their individual business units and/or individual performance. That is why a significant portion of each executive officer’s short-term and long-term cash and equity compensation is variable and depends on such performance.

The Corporation also has a record of strong performance. The Corporation’s 5-year compound annual growth rates for Net Income and Diluted Earnings Per Share are 2.8% and 0.7%, respectively. In comparison, the average 5-year compound annual growth rates of Net Income and Diluted Earnings Per Share for the 20 largest banks in the U.S. (excluding the Corporation), as sourced from SNL Financial, are -1.8% and -9.2%, respectively. The Corporation’s long-term stock price performance also compares favorably with other banks and financial institutions. It has been the second best performing stock of the 20 largest banks for the 5-year period from December 30, 2005 through December 31, 2010, as sourced from NASDAQ. The Corporation’s 5-year compound annual growth rate for its stock is 1% as compared to -13% for the KBW Bank Index (24 major U.S. banks) and 0% for the S&P 500.

Despite the prolonged weakness in economic conditions, the Corporation’s conservatively managed executive compensation philosophy, coupled with its sound balance sheet and prudent business model, have contributed to the Corporation’s strong strategic and financial positioning.

The board of directors unanimously recommends that you vote FOR this proposal.

ITEM 3—ADVISORY VOTE ON FREQUENCY OF SAY ON PAY VOTE

The “Say on Pay” rules also require the Corporation to include in this proxy statement a separate resolution subject to an advisory vote as to whether the Corporation should hold an advisory vote on executive compensation every one, two or three years.

Please mark your proxy card to indicate your preference on this proposal by indicating whether the Corporation should hold an advisory vote on executive compensation every one, two, or three years or your abstention if you wish to abstain.

As an advisory vote, this proposal is not binding on the Corporation. Although the vote is non-binding, the board of directors and the Compensation and Benefits Committee value the opinions of our stockholders and will consider the outcome of the vote when determining the frequency at which to hold an advisory vote on executive compensation.

After considering the benefits and consequences of each option for the frequency of submitting the advisory vote on executive compensation to stockholders, the board of directors recommends submitting the advisory vote on the compensation of our named executive officers to our stockholders annually.

We believe an annual advisory vote on the compensation of our named executive officers will allow us to obtain information on stockholders’ views of the compensation of our named executive officers on a more consistent basis. In addition, we believe an annual advisory vote on the compensation of our named executive officers aligns more closely with our objective to engage in regular dialogue with our stockholders on corporate governance matters, including our executive compensation philosophy, policies, and programs.

The board of directors unanimously recommends that you select 1 YEAR for this proposal.

AUDIT COMMITTEE REPORT

The Audit Committee of the board is responsible for providing oversight of the Corporation’s financial reporting functions and internal controls. The board appoints the Audit Committee and its chairman annually, with the Committee consisting of at least four directors. The Audit Committee operates under a formal charter, which is available on the Corporation’s website at www.northerntrust.com. The Audit Committee charter sets forth in detail the duties and responsibilities of the Audit Committee.

The Audit Committee’s duties and responsibilities are ones of oversight. In fulfilling their duties and responsibilities, it is recognized that members of the Committee are not full-time employees of the Corporation, and are not, and do not represent themselves to be, accountants or auditors by profession. Each member of the Committee shall be entitled to rely in good faith on (i) the integrity of those persons and organizations within and outside the Corporation from which he or she receives information, (ii) the accuracy of the financial and other information provided to the Committee absent actual knowledge to the contrary (which shall be promptly reported to the board), and (iii) representations made by management or third parties as to any information technology, internal audit, and other non-audit services provided by the Corporation’s independent registered public accountants to the Corporation. The responsibility for the completeness and accuracy of the Corporation’s consolidated financial statements rests with the Corporation’s management. The responsibility of KPMG LLP, the Corporation’s independent registered public accounting firm, is (i) to perform an audit and to express an opinion as to whether the Corporation’s annual consolidated financial statements are free of material misstatement and presented in accordance with generally accepted accounting principles and (ii) to perform an audit and to express an opinion as to the effective operation of the Corporation’s internal control over financial reporting.

The Audit Committee received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding KPMG LLP’s communications with the Audit Committee concerning independence. The disclosures described the relationships and fee arrangements between the firm and the Corporation. Consistent with the applicable requirements of the Public Company Accounting Oversight Board and the rules and regulations of the SEC, the Audit Committee considered at meetings held on January 17, 2011 and February 14, 2011 whether the provision of non-audit services by the independent registered public accounting firm to the Corporation for the fiscal year ended December 31, 2010 maintains KPMG LLP’s independence and has discussed with KPMG LLP the firm’s independence from the Corporation.

The Audit Committee reviewed and discussed with the Corporation’s independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 114, The Auditor’s Communication With Those Charged With Governance (which replaced Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by SAS No. 90 Audit Committee Communications).

The Audit Committee reviewed and discussed with management and the Corporation’s independent registered public accounting firm the consolidated financial statements of the Corporation for the year ended December 31, 2010.

Based on the above-mentioned reviews and discussions with management and the Corporation’s independent registered public accounting firm, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee, exercising its business judgment, recommended to the board that the Corporation’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2010, for filing with the SEC.

This report is submitted on behalf of the members of the Audit Committee:

Edward J. Mooney, Chairman Linda Walker Bynoe Nicholas D. Chabraja Robert W. Lane Robert C. McCormack David H. B. Smith, Jr.

ITEM 4—RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

The independent registered public accounting firm is appointed annually by the Corporation’s Audit Committee. For the year ending December 31, 2011, the Audit Committee has authorized the engagement of KPMG LLP as the Corporation’s independent registered public accounting firm. KPMG LLP served as the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2010. Representatives of KPMG LLP will be present at the annual meeting. They will have an opportunity to make a statement if they wish and will be available to respond to appropriate questions raised by stockholders at the meeting.

Stockholder ratification of the selection of KPMG LLP as the Corporation’s independent registered public accounting firm is not required. However, the board of directors is submitting the selection of KPMG LLP as the Corporation’s independent registered public accounting firm to the stockholders for ratification to learn the opinion of stockholders on this selection. If the stockholders fail to ratify KPMG LLP as the independent registered public accounting firm, the Audit Committee will reassess its appointment. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in the best interests of the Corporation and its stockholders.

Fees of Independent Registered Public Accounting Firm

Description of Fees	Amount of Fees Payable to KPMG LLP for Fiscal Year 2010	Amount of Fees Payable to KPMG LLP for Fiscal Year 2009
Audit Fees(1)	$4,142,000	$4,250,292
Audit-Related Fees(2)	$1,357,027	$1,017,420
Tax Fees(3)	$245,724	$292,408
All Other Fees(4)	$196,665	$—
Additional Fees(5)	$730,100	$381,130

(1) Includes fees for professional services rendered for the audit of the Corporation’s annual consolidated financial statements for the fiscal year (including services relating to the audit of internal control over financial reporting under the Sarbanes-Oxley Act of 2002) and for reviews of the financial statements included in the Corporation’s Quarterly Reports on Form 10-Q and for other services that only an independent registered public accountant can reasonably provide.

(2) Includes fees for services that were reasonably related to performance of the audit of the annual consolidated financial statements for the fiscal year, other than Audit Fees, such as employee benefit plan audits and internal control reviews.

(3) Includes fees for tax return preparation and tax planning.

(4) Includes fees for all services other than Audit Fees, Audit-Related Fees, and Tax Fees.

(5) Additional Fees are fees for services rendered in connection with audits for certain of the proprietary, common and securities lending collateral funds sponsored or managed by the Corporation. These funds are not included in the consolidated financial statements of the Corporation.

Pre-Approval Policies and Procedures of the Audit Committee

On October 19, 2009, the Audit Committee adopted the revised Northern Trust Corporation Policy Regarding Engagement of Independent Public Accounting Firm to Provide Auditor Services, which superseded the Policy adopted by the Audit Committee on October 20, 2008. The purpose of the Policy is to establish procedures for Audit Committee pre-approval of all auditor services to be provided to the Corporation by its independent registered public accounting firm. Auditor services include audit services, audit-related services, tax services, and non-audit services. The Policy provides that the Audit Committee, the Chairman, or any Audit Committee member delegated the authority (a “Designated Member”) has the authority to grant pre-approvals of auditor services. In addition, the Policy provides that the independent registered public accounting firm may be engaged to provide only those non-audit services (i) that are permitted by the SEC’s final rule entitled “Strengthening the Commission’s Requirements Regarding Auditor Independence” and (ii) that, in the judgment of the Audit Committee, maintain the independent registered public accounting firm’s independence from the Corporation. In evaluating whether a proposed engagement of the Corporation’s independent registered public accounting firm for a specific permitted non-audit service maintains the firm’s independence from the Corporation, the Audit Committee or a Designated Member thereof must consider whether the proposed engagement would cause the independent registered public accounting firm to (1) audit its own work, (2) perform management functions, or (3) act as an advocate for the Corporation. The independent registered public accounting firm shall in no event be engaged to perform any Prohibited Services, as defined in the Policy.

The following percentages of the Audit-Related Fees, Tax Fees, and Other Fees were approved in accordance with the exceptions to pre-approval requirements set forth in 17 CFR 210.2-01(c)(7)(i)(C): For the fiscal year ended December 31, 2010, Audit-Related Fees: 0%, Tax Fees: 0%, and Other Fees: 0%.

The board of directors unanimously recommends that you vote FOR the ratification of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

OTHER BUSINESS

The board of directors knows of no business to be presented at the 2011 annual meeting other than that described above. The Corporation’s by-laws provide that stockholders may bring matters before an annual meeting only if they give timely written notice of the matter to be brought not less than 120 days prior to the anniversary date of the prior year’s annual meeting. The notice must be directed to the attention of the Corporation’s Corporate Secretary and contain the information required by the Corporation’s by-laws.

STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

Any stockholder proposals for the 2012 annual meeting must be received by the Corporation, directed to the attention of the Corporation’s Corporate Secretary, no later than November 14, 2011 in order to be eligible for inclusion in the Corporation’s proxy statement and form of proxy for that meeting. The proposal must comply in all respects with the rules and regulations of the SEC and the Corporation’s by-laws.

Also, under the Corporation’s by-laws, other proposals that are not included in the proxy statement will be considered timely and may be eligible for presentation at that meeting if they are received by the Corporation in the form of a written notice, directed to the attention of the Corporation’s Corporate Secretary, not later than December 20, 2011. The notice must contain the information required by the Corporation’s by-laws.

By Order of the Board of Directors,

Rose A. Ellis

Corporate Secretary

Chicago, Illinois

March 14, 2011

EXHIBIT A—NORTHERN TRUST CORPORATION CATEGORICAL STANDARDS OF DIRECTOR INDEPENDENCE

The following directors shall not be considered “independent”:

•	a director who is or was an executive officer or employee, or whose immediate family member is or was an executive officer, of the Corporation in the current or any of the past three fiscal years;

•

a director who receives or has received, or whose immediate family member receives or has received, more than $120,000 per year in direct compensation from the Corporation, other than director and committee fees, benefits under a tax-qualified retirement or pension plan or other forms of non-discretionary compensation or deferred compensation for prior service, during any period of twelve consecutive months within the past three years; provided, however, that compensation received by an immediate family member of a director for service as an employee (other than an executive officer) of the Corporation or any subsidiary of the Corporation need not be considered in determining independence;

•

a director who is, or whose immediate family member is, a current partner of the internal or external auditor of the Corporation or who is or has been, or whose immediate family member is or has been, affiliated with or employed by a (present or former) internal or external auditor of the Corporation (or of an affiliate) and involved with the Corporation’s audit, in the current or any of the past three fiscal years;

•

a director who is or has been or whose immediate family member is or has been, part of an interlocking directorate in which an executive officer of the Corporation serves on the compensation committee of another company that concurrently employs the director or his or her immediate family member, in the current or any of the past three fiscal years; or

•

a director who is a partner in, a controlling stockholder, an executive officer or an employee of, or whose immediate family member is a partner in, a controlling stockholder or an executive officer of, a company that, in the current year or any of the past three fiscal years, made payments to, or received payments from, the Corporation for property or services in an amount which, in any single fiscal year, exceeded the greater of $200,000 or 5% of the recipient’s revenues or the greater of $1 million or 2% of such other company’s revenues.

A-1

NORTHERN TRUST CORPORATION

PROXY CARD FOR 2011 ANNUAL MEETING OF STOCKHOLDERS

Tuesday, April 19, 2011

[GRAPHIC]	Northern Trust Corporation
50 South LaSalle St.
	Chicago, IL 60603	Proxy

PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Linda Walker Bynoe, Susan Crown and Edward J. Mooney, or any of them, with the power of substitution, attorneys and proxies for the undersigned to vote at the annual meeting of stockholders of Northern Trust Corporation on April 19, 2011, or any adjournment of such meeting, all shares of common stock which the undersigned is entitled to vote on the Proposals, as more fully described in the proxy statement for the meeting, in the manner specified, and on any other business properly coming before the meeting.

The above proxy holders cannot vote your shares unless you vote by telephone or through the Internet in accordance with the voting instructions below or you may sign, date and return this proxy card by mail. If you vote by mail, you are encouraged to specify your choice on each Proposal by marking the appropriate space (SEE REVERSE SIDE), but you need not mark any space if you wish to vote in accordance with the recommendations of the Board of Directors.

Whether you vote by mail, telephone or through the Internet, your shares will be voted in accordance with your instructions. If you sign, date and return your proxy card without indicating how you want to vote your shares, the proxy holders will vote your shares in accordance with the following recommendations of the Board of Directors:

Item 1	—	FOR the election of each nominee for director;

Item 2	—	FOR the approval, by an advisory vote, of the 2010 compensation of the Corporation’s named executive officers;

Item 3	—	FOR the selection, by an advisory vote, of holding an advisory vote on executive compensation every year; and

Item 4	—	FOR the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

The proxy holders are authorized to vote as they shall determine in their sole discretion on any other business that may properly come before the meeting.

YOU CAN VOTE YOUR PROXY BY TELEPHONE OR THROUGH THE INTERNET OR BY COMPLETING, SIGNING, DATING AND RETURNING THIS PROXY CARD BY MAIL.

THE SHARES COVERED BY THIS PROXY CARD ARE SHOWN ON THE REVERSE SIDE OF THIS CARD AND ARE VOTED AS EXPLAINED BELOW.

THERE ARE THREE WAYS TO VOTE YOUR PROXY:

Your telephone or Internet vote authorizes the named proxy holders to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY TELEPHONE — TOLL FREE — 1-800-560-1965

•

Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CDT) on April 17, 2011. NOTE: Telephone voting is available only in the United States of America and Canada. There may be a few limited areas in which access to the toll free number is not available. This is dependent upon the local telephone service provider.

•

You will be prompted to enter your Company Number and your Control Number that are located at the top on the reverse side and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account. (If you do not have a U.S. SSN or TIN, follow the voice prompt.)

•	Follow the simple voice instructions.

VOTE THROUGH THE INTERNET — http://www.eproxy.com/ntrs/

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CDT) on April 17, 2011.

•

You will be prompted to enter your Company Number and your Control Number that are located at the top on the reverse side and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot. (If you do not have a U.S. SSN or TIN, please leave blank.)

VOTE BY MAIL

•	Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

IF YOU VOTE BY TELEPHONE OR THROUGH THE INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.

You may access the 2011 notice of annual meeting and proxy statement and the 2010 annual report to stockholders electronically by going to the following Web site: https://materials.proxyvote.com/665859.

[GRAPHIC]	Northern Trust Corporation
	50 South LaSalle St. Chicago, IL 60675	COMPANY #
CONTROL #

Address Change? Mark box, sign, and Indicate changes below: ☐	TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS PROXY CARD.

ò        Please fold here – Do not separate        ò

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 4 AND 1 YEAR ON ITEM 3.

1. Election of 13 directors:	01 Linda Walker Bynoe 02 Nicholas D. Chabraja 03 Susan Crown 04 Dipak C. Jain 05 Robert W. Lane	06 Robert C. McCormack 07 Edward J. Mooney 08 John W. Rowe 09 Martin P. Slark	10 David H.B. Smith, Jr. 11 Enrique J. Sosa 12 Charles A. Tribbett III 13 Frederick H. Waddell	☐Vote FOR all nominees (except as marked)	☐ Vote WITHHELD from all nominees

Instructions: To withhold authority to vote for any nominee, write the number(s) of the nominee(s) in the box provided to the right.

2.	Advisory vote on executive compensation.	☐ For	☐ Against	☐ Abstain

3.	Advisory vote on the frequency of an advisory vote on executive compensation.	☐ 1 Year	☐ 2 Years	☐ 3 Years	☐ Abstain

4.	Ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2011.	☐ For	☐ Against	☐ Abstain

The proxy holders are authorized to vote as they shall determine in their sole discretion on any other business that may properly come before the meeting.

This proxy card when properly executed will be voted in the manner directed herein. If no direction is made, this proxy card will be voted FOR the election of all nominees for director; FOR the approval, by an advisory vote, of the 2010 compensation of the Corporation’s named executive officers; FOR the selection, by an advisory vote, of holding an advisory vote on executive compensation every year; and FOR the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Date

Signature(s) in Box

Please sign exactly as name appears hereon. Joint owners should each sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation or partnership, sign in name of entity by authorized person.

NORTHERN TRUST CORPORATION

VOTING INSTRUCTION CARD FOR 2011 ANNUAL MEETING OF STOCKHOLDERS

Tuesday, April 19, 2011

[GRAPHIC]	Northern Trust Corporation
50 South LaSalle St.
Chicago, IL 60603

Voting Instruction Solicited by the Trustee of The Northern Trust Company Thrift-Incentive Plan

The undersigned hereby directs The Northern Trust Company, Trustee (“TIP Trustee”) of The Northern Trust Company Thrift-Incentive Plan (“TIP”) to vote at the annual meeting of stockholders of Northern Trust Corporation on April 19, 2011, or any adjournment of such meeting, all shares of common stock that have been allocated to the TIP accounts of the undersigned on the Proposals, as more fully described in the proxy statement for the meeting, in the manner specified, and on any other business properly coming before the meeting.

To direct the TIP Trustee to vote your shares, you must vote by telephone or through the Internet in accordance with the voting instructions below or you may sign, date and return this voting instruction card by mail. If you vote by mail, you are encouraged to specify your choice on the Proposals by marking the appropriate space (SEE REVERSE SIDE), but you need not mark any space if you wish to vote in accordance with the recommendations of the Board of Directors.

Whether you vote by mail, telephone or through the Internet, your shares will be voted in accordance with your instructions. If you sign, date and return your voting instruction card without indicating how you want to vote your shares, your shares will be voted in accordance with the following recommendations of the Board of Directors:

Item 1— FOR the election of each nominee for director;

Item 2— FOR the approval, by an advisory vote, of the 2010 compensation of the Corporation’s named executive officers;

Item 3— FOR the selection, by an advisory vote, of holding an advisory vote on executive compensation every year; and

Item 4— FOR the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

The proxy holders are authorized to vote as they shall determine in their sole discretion on any other business that may properly come before the meeting.

YOU CAN GIVE VOTING INSTRUCTIONS BY TELEPHONE OR THROUGH THE INTERNET OR BY COMPLETING, SIGNING, DATING AND RETURNING THIS VOTING INSTRUCTION CARD BY MAIL.

THE SHARES COVERED BY THIS VOTING INSTRUCTION CARD ARE SHOWN ON THE REVERSE SIDE OF THIS CARD AND ARE VOTED AS EXPLAINED BELOW.

Shown on the reverse side of this voting instruction card is the total number of shares of common stock held for you by the TIP Trustee in the Northern Trust Stock Fund and the Former ESOP Fund under the TIP. TIP participants have the right to direct the TIP Trustee to vote the shares held in their accounts, subject to Part 4 of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”). The TIP Trustee will vote allocated shares for which no direction is received and unallocated shares, if any (together, “Undirected Shares”), in the same proportion as the shares for which direction is received, except as otherwise provided in accordance with ERISA. Under the TIP, participants are “named fiduciaries” to the extent of their authority to direct the voting of shares held in their accounts and their proportionate share of Undirected Shares. By submitting voting instructions by telephone, Internet, or by signing and returning this voting instruction card, you direct the TIP Trustee to vote these shares, in person or by proxy, as designated herein, at the annual meeting of stockholders.

THERE ARE THREE WAYS TO GIVE VOTING INSTRUCTIONS TO THE TIP TRUSTEE:

Your telephone or Internet vote authorizes the TIP Trustee to vote your shares in the same manner as if you marked, signed and returned your voting instruction card.

VOTE BY TELEPHONE — TOLL FREE — 1-800-560-1965

•

Use any touch-tone telephone to provide your voting instructions to the TIP Trustee 24 hours a day, 7 days a week, until 11:59 p.m. (CDT) on April 17, 2011. NOTE: Telephone voting is available only in the United States of America and Canada. There may be a few limited areas in which access to the toll free number is not available. This is dependent upon the local telephone service provider.

•

You will be prompted to enter your Company Number and your Control Number that are located at the top on the reverse side and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account. (If you do not have a U.S. SSN or TIN, follow the voice prompt.)

•	Follow the simple voice instructions.

VOTE THROUGH THE INTERNET — http://www.eproxy.com/ntrs/

•	Use the Internet to vote your shares 24 hours a day, 7 days a week, until 11:59 p.m. (CDT) on April 17, 2011.

•

You will be prompted to enter your Company Number and your Control Number that are located at the top on the reverse side and the last 4 digits of the U.S. Social Security Number or Tax Identification Number for this account to obtain your records and create an electronic ballot. (If you do not have a U.S. SSN or TIN, please enter the last 4 digits of your employee ID.)

VOTE BY MAIL

•	Mark, sign and date your voting instruction card and return it in the postage-paid envelope provided. The cut-off date for receiving your voting instruction card is 11:59 p.m. (CDT) on April 17, 2011.

If You Vote By Telephone Or Through The Internet, Please Do Not Mail Your Voting Instruction Card.

You may access the 2011 notice of annual meeting and proxy statement and the 2010 annual report to stockholders electronically by going to the following Web site: https://materials.proxyvote.com/665859.

[GRAPHIC]	Northern Trust Corporation
	50 South LaSalle St. Chicago, IL 60675	COMPANY #
CONTROL #

Address Change? Mark box, sign, and Indicate changes below: ☐	TO VOTE BY INTERNET OR TELEPHONE, SEE REVERSE SIDE OF THIS VOTING INSTRUCTION CARD.

ò        Please fold here – Do not separate        ò

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 4 AND 1 YEAR ON ITEM 3.

1. Election of 13 directors:	01 Linda Walker Bynoe 02 Nicholas D. Chabraja 03 Susan Crown 04 Dipak C. Jain 05 Robert W. Lane	06 Robert C. McCormack 07 Edward J. Mooney 08 John W. Rowe 09 Martin P. Slark	10 David H.B. Smith, Jr. 11 Enrique J. Sosa 12 Charles A. Tribbett III 13 Frederick H. Waddell	☐Vote FOR all nominees (except as marked)	☐ Vote WITHHELD from all nominees

Instructions: To withhold authority to vote for any nominee, write the number(s) of the nominee(s) in the box provided to the right.

2.	Advisory vote on executive compensation.		☐ For	☐ Against	☐ Abstain

3.	Advisory vote on the frequency of an advisory vote on executive compensation.	☐ 1 Year	☐ 2 Years	☐ 3 Years	☐ Abstain

4.	Ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2011.		☐ For	☐ Against	☐ Abstain

The proxy holders are authorized to vote as they shall determine in their sole discretion on any other business that may properly come before the meeting.

This voting instruction card when properly executed will be voted in the manner directed herein. If no direction is made, this voting instruction card will be voted FOR the election of all nominees for director; FOR the approval, by an advisory vote, of the 2010 compensation of the Corporation’s named executive officers; FOR the selection, by an advisory vote, of holding an advisory vote on executive compensation every year; and FOR the ratification of the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Date

Signature(s) in Box

Please sign exactly as your name appears hereon. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such.